Message from the Chairman

Year 2001 was difficult from so many different standpoints. Naturally, the horrific events of September 11 and the ensuing war on terrorism changed our lives, probably forever. The shock of the September 11 tragedies, the horrible loss of lives, and the destruction of the twin World Trade Center towers certainly would have been bad enough. However, it soon became evident that the terrorist acts also had a very adverse impact on an economy that was already slipping into a recession. Industries related to airline travel, leisure and lodging struggled to understand the long term consequences. Financial markets displayed great volatility, selling off dramatically in the week following
September 11, then started a remarkable rally that carried into the new year.

Even with the healthy fourth quarter advance, the Standard & Poor's 500
Index* declined 11.9% for the year. This decline came on the heels of a 9.1%
slide in 2000. Back-to-back declines are pretty unusual for the equity markets.
Only once since the end of World War II have we sustained consecutive sell-offs, and that was during the high-inflation, high-interest-rate period of 1973-1974.

Dissecting the equity markets in greater detail shows significant performance disparities among different investment styles. It clearly was a tough year for large capitalization growth companies. The Russell 1000 Growth Index* of large companies was off 20.4%. Large cap value companies, which tend to have much lower price-earnings and price-book ratios than their "growth" counterparts, declined less than 6%. In the smaller capitalization companies, the disparity in performance was even greater, with the Russell 2000 Growth Index* down 9.2%
while the Russell 2000 Value Index* was up 14.0%. The international markets provided no place to hide. The Morgan Stanley EAFE (Europe, Australia, and Far
East) Index* was off 22.5%, after declining almost 14% in 2000.

As we sit here early in 2002, trying to gauge what the year has in store for us, there are several concerns. The economy is still soft, and there is a real possibility that the recession will last longer, and be even deeper, than some forecasters originally thought. There are industries, such as technology and telecommunications, that are still struggling with lackluster demand and are still trying to work down excess inventories. Many companies have reacted to weaker sales forecasts by cutting back on capital spending plans. The unemployment rate has moved up steadily since late 2000 from 3.9% to 5.8%
currently. All of these factors add up to low visibility and great uncertainty for corporate earnings.

Consequently, the equity markets may be fully valued. Some historical perspective may help us here. Large cap stocks have declined three consecutive years only once since the Great Depression, and that was during the years of
1939-1941, just prior to our active involvement in World War II. Could it happen again? Yes, but maybe the important message here is that investors, looking out over the next several years, should lower their rate-of-return expectations for their investments. And we have talked often on these pages about the importance of being well diversified by asset class and investment style. A carefully-thought-out diversification plan that fits one's own unique financial profile should be a cornerstone of any investment program.

In the following pages you will find money manager commentaries for each of the portfolios in the Investors Mark Series Fund. We hope you will find these reports informative and useful. While they may differ, keep in mind that each reflects the individual manager's opinions about the past year and future outlook for both the economy and specific types of investments in their respective portfolios. As always, we welcome your comments.

Sincerely,

/n/Robert N. Sawyer

Robert N. Sawyer
Chairman

*Indices are unmanaged and not available for direct investment.

Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

Large Cap Value

Year 2001 was clearly a seesaw market for large caps, with the first and third quarters characterized by negative returns and the second and fourth quarters by impressive rebounds. For the second year in a row, large cap value funds finished well ahead of large cap growth funds.

In general, companies with strong fundamentals -- earnings, dividends, assets, cash flow, and experienced management -- proved to be the best places to be invested in 2001. These companies populate your portfolio. Specifically, healthcare and technology were the strongest performing sectors of the Large Cap
Value Portfolio.

The frequency and cumulative magnitude of the Fed's rate cuts throughout 2001 led many to expect a quick and robust economic rebound. Those expectations were clearly disappointed, and the financial repercussions of September 11 only further weakened an economy that was stumbling out of the dog days of summer. We believe the rate cuts of 2001 will eventually add to the strength and longevity of an economic recovery when it occurs.

Many stocks hit their 52-week lows at the end of the third quarter in the sell-off following the events of September 11. Sectors most negatively affected in September, technology, consumer cyclical and industrials, were those that staged the greatest rally in the fourth quarter. The technology sector of the
Standard & Poor's 500 Index* alone jumped 34% in the quarter, without meaningful improvement in spending patterns or end-market demand. Sectors in the market that proved to be defensive in the September sell-off, healthcare and consumer staples, experienced very little of the rally in the fourth quarter.
Although the fourth quarter favored growth stocks, 2001 was another "value year."

By year end, the stock market had climbed back above September 10 levels. The
Christmas selling season turned out to be better than many people expected, and travelers were back on the road again. Despite the renewed sense of optimism surrounding the outlook for the economy, our views are a bit more subdued.
Business has definitely recovered from the sharp post-September 11 declines, but it is a long way from what we would call strong.

Against this backdrop, we will continue our traditionally conservative approach to managing the Large Cap Value Portfolio and looking for undervalued companies with solid prospects for earnings growth.

David L. Babson & Co. Inc.

*Indices are unmanaged and not available for direct investment.

TOP HOLDINGS
                                                                      % OF TOTAL
Everest Reinsurance Group Ltd.                                             4.2%
USA Education, Inc.                                                        4.0%
Tenet Healthcare Corp.                                                     3.9%
Allstate Corp.                                                             3.2%
Lockheed Martin Corp.                                                      3.0%
Total                                                                      18.3%

As of December 31, 2001, schedule of investments. Subject to change.

TOTAL RETURN AS OF DECEMBER 31, 2001
                  THREE         SIX                          SINCE COMMENCEMENT
                 MONTHS        MONTHS         ONE YEAR        NOVEMBER 13, 1997
Large Cap Value   7.59%        -4.16%          -1.59%                 2.34%

TABLE - LARGE CAP VALUE PORTFOLIO VERSUS S&P 500

Average annual compounded total returns for one year and the life of the
Portfolio (commencement November 13, 1997) as of December 31, 2001, were -1.59%
and 2.34%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance.
Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2001

LARGE CAP VALUE

     SHARES           COMPANY                                                                MARKET VALUE

COMMON STOCKS-- 92.83%
BASIC MATERIALS-- 9.08%
             1,860    duPont (E.I.) deNemours & Co.                                 $           79,069
               320    Martin Marietta Materials, Inc.                                               14,912
             1,560    Potlatch Corp.                                                                45,739
             3,950    USX-U.S. Steel Group                                                          71,534
             1,190    Weyerhaeuser Co.                                                              64,355
               940    Willamette Industries, Inc.                                                   48,993
                                                                                                   324,602
CAPITAL GOODS-- 7.26%
             2,070    Boeing Co.                                                                    80,275
             1,020    Hanson PLC                                                                    34,292
             2,310    Lockheed Martin Corp.                                                        107,808
             1,900    Rockwell Collins Corp.                                                        37,050
                                                                                                   259,425
CONSUMER CYCLICAL-- 7.95%
             1,400    Eastman Kodak Co.                                                             41,202
               700    General Motors Corp.                                                          34,020
             5,120    The Limited, Inc.                                                             75,366
             3,100    McDonald's Corp.                                                              82,057
            10,200    Rite Aid Corp.*                                                               51,612
                                                                                                   284,257
CONSUMER STAPLES-- 12.71%
             2,600    Albertson's, Inc.                                                             81,874
             2,282    Diageo PLC                                                                   105,588
             2,100    Fortune Brands, Inc.                                                          82,139
             2,200    H.J. Heinz Co.                                                                90,464
             3,100    Kellogg Co.                                                                   93,310
                                                                                                   454,375
ENERGY-- 5.50%
             1,558    BP PLC                                                                        72,462
             1,430    Royal Dutch Petroleum Co.                                                     70,099
             1,800    USX-Marathon Group                                                            54,000
                                                                                                   196,561
FINANCIAL -- 27.22%
             3,390    Allstate Corp.                                                               114,243
             2,560    American Express Co.                                                          91,366
             2,000    Astoria Financial Corp.                                                       52,920
             1,780    CitiGroup Inc.                                                                89,854
             2,100    Everest Reinsurance Group Ltd.                                               148,470
             1,710    JP Morgan Chase & Co.                                                     62,159
             1,800    National City Corp.                                                           52,632
               450    Student Loan Corp.                                                            36,270
             1,500    The Phoenix Companies, Inc.*                                                  27,750
             1,700    USA Education, Inc.                                                          142,834
             2,300    Wachovia Corp.                                                                72,128
             1,890    Wells Fargo & Co.                                                         82,121
                                                                                                   972,747
HEALTHCARE -- 6.59%
             2,350    Tenet Healthcare Corp.*                                                      137,992
             1,380    UnitedHealth Group Inc.                                                       97,663
                                                                                                   235,655
TECHNOLOGY -- 5.47%
             2,520    Apple Computer, Inc.*                                                         55,188
             4,400    Compuware Corp.*                                                              51,876
               730    International Business Machines Corp.                                         88,301
                                                                                                   195,365
TRANSPORTATION & SERVICES-- 5.93%
             2,100    Delta Air Lines, Inc.                                                         61,446
             1,800    Sabre Holdings Corp.*                                                         76,230
             1,300    Union Pacific Corp.                                                           74,100
                                                                                                   211,776
UTILITIES -- 5.12%
             2,600    Duke Energy Corp.                                                            102,076
             3,300    Sempra Energy Corp.                                                           81,015
                                                                                                   183,091
TOTAL COMMON STOCKS                                                                              3,317,854
(Cost $2,876,052)

      FACE
     AMOUNT           DESCRIPTION                                                            MARKET VALUE

REPURCHASE AGREEMENT-- 7.13%
$          255,000    UMB Bank, n.a.,
                          1.00% due 1/02/02 (Collateralized by Federal National
                          Mortgage Association Discount Notes, 0.00% due 2/22/02
                          with a value of $260,324)                                                255,000
(Cost $255,000)

TOTAL INVESTMENTS-- 99.96%                                                                       3,572,854
(Cost $3,131,052)

Other assets less liabilities-- 0.04%                                                                1,377

TOTAL NET ASSETS-- 100.00%                                                              $        3,574,231

For federal income tax purposes, the identified cost of investments owned at
December 31, 2001, was $3,140,627.

Net unrealized appreciation for federal income tax purposes was $432,227, which is comprised of unrealized appreciation of $678,274 and unrealized depreciation of $246,047.

*Non-income producing security

See accompanying Notes to Financial Statements.

Large Cap Growth

Despite weak economic data and pessimistic corporate guidance, the market rebounded in the fourth quarter. This marked a sharp reversal from the broad sell-off seen in the weeks before and after the September 11 disaster. Buoyed by better-than-expected consumer spending, investors looked to improved economic conditions in 2002. The Fed continued its aggressive monetary response, lowering short-term rates for the eleventh time in 2001.

Coupled with lower energy prices and income tax reductions, investors felt the worst of the economic cycle was passing. Stocks in cyclical sectors such as technology and industrials rebounded the most, and defensive stocks such as pharmaceuticals and consumer staples underperformed. Software names within the portfolio, BEA Systems and Microsoft were standouts, up 60% and 30%, respectively, for the year ended December 31, 2001. Investors also rewarded high-quality management teams who have best steered their companies through these tough economic conditions. Companies like Cisco Systems, Citigroup and
Abbott Labs all outperformed their respective peers. Home improvement chain Home
Depot benefited from strong refinancing activity as consumers improved their homes. Shoppers were more budget conscience this holiday season, elevating revenues for discount retailers like Kohl's.

The portfolio structure continues to stress diversification. Media conglomerate
AOL Time Warner, consumer packaged goods company Philip Morris and telephone service provider Verizon all continue to enjoy strong cash flows. Although their defensive qualities fell out of favor in the fourth quarter, they still outperformed for all of 2001. We think healthcare companies Pfizer and Johnson
& Johnson are well positioned to grow as baby boomers are beginning to retire. We maintain that the Fed's aggressive monetary policy will reap economic benefits in 2002. As the economy recovers, we think investors will reward well-managed, high-quality large-cap growth stocks. Our practice of managing a concentrated portfolio of businesses we believe have long-term appreciation possibilities will continue.

Stein Roe & Farnham Incorporated

TOP HOLDINGS
                                                                      % OF TOTAL
Citigroup, Inc.                                                            5.5%
Johnson & Johnson                                                      5.1%
Pfizer, Inc.                                                               4.3%
Medtronic, Inc.                                                            4.5%
General Electric Co.                                                       4.4%
Total                                                                      23.8%

As of December 31, 2001, schedule of investments. Subject to change.

TOTAL RETURN AS OF DECEMBER 31, 2001
                   THREE           SIX                       SINCE COMMENCEMENT
                  MONTHS         MONTHS         ONE YEAR      NOVEMBER 13, 1997
Large Cap Growth  8.89%          -11.33%         -24.56%            4.45%

TABLE - LARGE CAP GROWTH PORTFOLIO VERSUS S&P 500

Average annual compounded total returns for one year and the life of the
Portfolio (commencement November 13, 1997) as of December 31, 2001, were -24.56%
and 4.45%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance.
Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2001

LARGE CAP GROWTH

     SHARES           COMPANY                                                                MARKET VALUE

COMMON STOCKS-- 97.06%
BASIC MATERIALS-- 2.32%
             3,000    Alcoa, Inc.                                                       $          106,650

CAPITAL GOODS-- 3.84%
             3,000    Tyco International Ltd.                                                      176,700

CONSUMER CYCLICAL-- 12.67%
             6,000    Corning, Inc.                                                                 53,520
             5,000    General Electric Co.                                                         200,400
             3,000    Home Depot, Inc.                                                             153,030
             2,500    Kohl's Corp.*                                                                176,100
                                                                                                   583,050
CONSUMER STAPLES-- 6.43%
             3,000    Philip Morris Companies                                                      137,550
             2,000    Procter & Gamble Co.                                                     158,260
                                                                                                   295,810
 FINANCIAL -- 8.94%
             2,000    American International Group, Inc.                                           158,800
             5,000    Citigroup, Inc.                                                              252,400
                                                                                                   411,200
HEALTHCARE -- 26.78%
             3,000    Abbott Laboratories                                                          167,250
             3,500    Baxter International, Inc.                                                   187,705
             2,000    Genentech, Inc.*                                                             108,500
             4,000    Johnson & Johnson                                                        236,400
             4,000    Medtronic, Inc.                                                              204,840
             5,000    Pfizer, Inc.                                                                 199,250
             3,000    Pharmacia Corp.                                                              127,950
                                                                                                 1,231,895
MEDIA        & ENTERTAINMENT -- 10.13%
             5,000    AOL Time Warner, Inc.*                                                       160,500
            12,000    AT&T Corp. - Liberty Media Corp.*                                        168,000
             5,000    Echostar Communications Corp.*                                               137,350
                                                                                                   465,850
TECHNOLOGY -- 23.37%
             3,000    BEA Systems, Inc.*                                                            46,230
             7,000    Cisco Systems, Inc.*                                                         126,770
             4,000    Dell Computer Corp.*                                                         108,720
             8,000    EMC Corp.*                                                                   107,520
             2,000    Electronic Data Systems Corp.                                                137,100
               700    International Business Machines Corp.                                         84,672
             2,500    Microsoft Corp.*                                                             165,675
             6,000    Nokia Corp.                                                                  147,180
             1,000    Novellus Systems, Inc.*                                                       39,450
             4,000    Texas Instruments, Inc.                                                      112,000
                                                                                                 1,075,317
 UTILITIES -- 2.58%
             2,500    Verizon Communications, Inc.                                                 118,650

TOTAL COMMON STOCKS                                                                              4,465,122
 (Cost $4,265,447)

TOTAL INVESTMENTS-- 97.06%                                                                       4,465,122
 (Cost $4,265,447)

Other assets less liabilities-- 2.94%                                                              135,463

TOTAL NET ASSETS-- 100.00%                                                              $        4,600,585

The identified cost of investments owned at December 31, 2001, was the same for financial statement and federal income tax purposes.

Net unrealized appreciation for federal income tax purposes was $199,675, which is comprised of unrealized appreciation of $742,838 and unrealized depreciation of $543,163.

*Non-income producing security

See accompanying Notes to Financial Statements.

Mid Cap Equity

While September 11 continued to dominate the news in the fourth quarter, the focus, at least for investors, shifted from the devastation to the response and the recovery. During the fourth quarter, investor confidence was bolstered by the early success in the Afghan war, by an aggressive Fed and by fiscal stimulus in the form of tax cuts and emergency spending packages. Even the official declaration of a recession, declared to have begun in March 2001, was quickly dismissed as investors focused on better economic times believed to be around the corner.

As is often the case, by the time the recession became official, signs of a rebound were already in place. The beginnings of a stronger economy have appeared in recent reports on inventory levels, decelerating jobless claims, increased hours worked, higher consumer confidence levels and an up tick in manufacturing orders. However, the economic forecast is far from sanguine.
Plenty of risks are apparent, and we believe a smooth and strong rebound is unlikely.

The story for the U.S. stock markets in the fourth quarter was a remarkable reversal in the trends that had characterized the market since March of 2000. In general, markets went up rather than down, growth outperformed rather than value, and technology was the best-performing sector rather than the worst. All three of these represented a clear reversal from the first three quarters of
2001. Although a reversal was not unexpected, the markets have risen farther and faster than anticipated. Most surprising has been the rebound in technology and internet services with the NASDAQ 100 Index* returning over 35% in the quarter and the Dow Jones Internet Index* over 60%.

The market action in the fourth quarter appears to parallel very closely the results of late 1999 and early 2000. Then, too, the technology and internet sectors were flying as the Fed pumped liquidity into the system. Then, the Fed was motivated by fears of a Y2K meltdown. Now, the Fed is reacting to a weak economy coupled with the terrorist attacks. We expect that this mini-bubble will share the same fate as the earlier bubble once liquidity begins to be removed from the system. While many parts of the market appear to be reasonably valued, most of the technology and internet sectors are overvalued.

Looking ahead, we expect the economy to recover in 2002, but the recovery will be subdued and the risk of a "double dip" recession is fairly high. While many of the classic conditions exist for a strong bull market, low inflation, low interest rates, plenty of fiscal and monetary stimulus, valuations are higher than normal for this point in the market cycle. As a result, our expectations for stock returns are lower than normal for the beginning of a bull market. We expect a return to the 20% annualized returns of the late 1990s is very unlikely.

Standish Mellon Asset Management Company LLC

*Indices are unmanaged and not available for direct investment.

TOP HOLDINGS
                                                                      % OF TOTAL
OM Group, Inc.                                                              2.5%
AMBAC Financial Group                                                       2.1%
American Standard Companies, Inc.                                           1.8%
Cullen/Frost Bankers, Inc.                                                  1.8%
Foot Locker, Inc.                                                           1.8%
Total                                                                      10.0%

As of December 31, 2001, schedule of investments. Subject to change.

TOTAL RETURN AS OF DECEMBER 31, 2001
                  THREE           SIX                        SINCE COMMENCEMENT
                 MONTHS         MONTHS         ONE YEAR       NOVEMBER 13, 1997
Mid Cap Equity   18.19%         -1.18%          -2.70%                8.86%

TABLE - MID CAP EQUITY PORTFOLIO VERSUS S&P MID CAP 400 INDEX

Average annual compounded total returns for one year and the life of the
Portfolio (commencement November 13, 1997) as of December 31, 2001, were -2.70%
and 8.86%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance.
Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2001

MID CAP EQUITY

     SHARES           COMPANY                                                                MARKET VALUE

COMMON STOCKS-- 98.70%
BASIC MATERIALS-- 4.61%
               500    Harsco Corp.                                                      $           17,150
             1,400    OM Group, Inc.                                                                92,666
               400    Praxair, Inc.                                                                 22,100
             1,500    Reliance Steel & Aluminum Co.                                             39,375
                                                                                                   171,291
CAPITAL GOODS-- 8.44%
             1,000    American Standard Companies, Inc.*                                            68,230
               900    Amphenol Corp.*                                                               43,245
             1,000    Borders Group, Inc.*                                                          19,840
               600    Crossman Communities, Inc.                                                    19,800
               700    Cymer, Inc.*                                                                  18,711
             1,100    Dril-Quip, Inc.*                                                              26,510
             1,000    Ingersoll-Rand Co.                                                            41,810
               400    Lennar Corp.                                                                  18,728
               600    Lone Star Technologies, Inc.*                                                 10,560
             3,500    Louisiana Pacific Corp.                                                       29,540
             1,200    Paxar Corp.*                                                                  17,040
                                                                                                   314,014
CONSUMER CYCLICAL-- 8.56%
               600    Argosy Gaming Co.*                                                            19,512
               800    Boston Properties, Inc.                                                       30,400
             1,250    Brinker International, Inc.*                                                  37,200
               300    Career Education Corp.*                                                       10,284
             1,100    Cendant Corp.*                                                                21,571
             1,000    Coach, Inc.*                                                                  38,980
               600    Devry, Inc.*                                                                  17,070
             4,300    Foot Locker, Inc.*                                                            67,295
               900    Meristar Hospitality Corp.                                                    12,780
             1,900    Orient-Express Hotel Ltd.*                                                    34,390
               800    Talbots, Inc.                                                                 29,000
                                                                                                   318,482
CONSUMER STAPLES-- 15.97%
             1,000    Adolph Coors Co. Cl. B                                                        53,400
             1,300    Conagra Foods, Inc.                                                           30,901
             1,000    Constellation Brands, Inc.*                                                   42,850
             1,600    Darden Restaurants, Inc.*                                                     56,640
               700    Dean Foods Co.*                                                               47,740
               800    Dentsply International, Inc.                                                  40,160
               900    Dial Corp.                                                                    15,435
               700    Fisher Scientific International, Inc.*                                        20,440
               500    Henry Schein, Inc.*                                                           18,515
               600    Knight-Ridder, Inc.*                                                          38,958
             1,400    Lincare Holdings, Inc.*                                                       40,110
               900    McCormick & Co.                                                           37,773
               400    McGraw Hill Companies, Inc.                                                   24,392
               900    Millennium Pharmaceuticals, Inc.                                              22,059
               600    Monaco Coach Corp.*                                                           13,122
             1,000    Practiv Corp.*                                                                17,750
               400    Robert Mondavi Corp.*                                                         15,200
               800    Sepacor, Inc.*                                                                45,648
             1,100    Tyson Foods, Inc. Cl. A                                                       12,705
                                                                                                   593,798
ENERGY -- 9.03%
             1,000    Allete, Inc.                                                                  25,200
               800    BJ Services Co.*                                                              25,960
             1,100    Constellation Energy Corp.                                                    29,205
             1,800    Energy East Corp.                                                             34,182
               645    El Paso Energy Corp.                                                          28,773
             1,800    Equitable Resources, Inc.                                                     61,326
               400    Murphy Oil Corp.*                                                             33,616
               400    Nicor, Inc.                                                                   16,656
               400    NSTAR                                                                         17,940
               400    Smith International, Inc.                                                     21,448
             1,200    W-H Energy Services, Inc.*                                                    22,860
               500    Weatherford International, Inc.*                                              18,630
                                                                                                   335,796
FINANCIAL-- 22.68%
             1,000    ACE Ltd.                                                                      40,150
               700    Adminstaff, Inc.*                                                             19,187
               400    Affiliated Managers Group*                                                    28,192
             1,350    AMBAC Financial Group                                                         78,111
             1,200    City National Corp.                                                           56,220
               600    Comerica, Inc.                                                                34,380
               600    Concord EFS, Inc.*                                                            19,668
             2,200    Cullen/Frost Bankers, Inc.                                                    67,936
               700    Felcor Lodging Trust, Inc.                                                    11,697
               700    Firstmerit Corp.*                                                             18,963
               500    Gallagher (Arthur J. ) & Co.                                              17,245
               600    General Growth Properties, Inc.                                               23,280
             1,300    Genesco, Inc.*                                                                26,988
             1,200    Glimcher Realty Trust                                                         22,596
               700    Golden State Bancorp, Inc.                                                    18,305
             1,115    Liberty Property Trust                                                        33,283
               500    LNR Property Corp.                                                            15,590
             1,200    Metris Companies, Inc.*                                                       30,852
               600    Nationwide Financial Services, Inc.                                           24,876
               700    New York Community Bancorp                                                    16,009
             1,200    Old Republic International Corp.                                              33,612
               800    PMI Group, Inc.                                                               53,608
             1,300    Pacific Century Financial Corp.                                               33,657
             1,600    Prentiss Properties Trust                                                     43,920
               900    Principal Financial Group*                                                    21,600
               900    Watson Wyatt & Co. Holdings*                                              19,620
               700    W.P. Stewart & Company, Inc.*                                             18,340
               300    Zions Bancorporation                                                          15,774
                           843,659
HEALTHCARE-- 7.82%
             1,100    Ameripath, Inc.*                                                              35,211
               700    Amersourcebergen Corp.                                                        44,485
               900    Beckman Coulter, Inc.                                                         39,870
               900    Cyberonics, Inc.*                                                             23,877
               700    First Health Group Corp.*                                                     17,318
               200    Laboratory Corp. of America Holdings*                                         16,170
               600    Lifepoint Hospitals, Inc.*                                                    20,424
               500    Mylan Laboratories, Inc.                                                      18,750
             1,400    North American Scientific, Inc.*                                              18,760
             2,700    Parametric Technologies Co.*                                                  21,087
               300    Wellpoint Health Networks, Inc.*                                              35,055
                                                                                                   291,007
TECHNOLOGY -- 15.69%
               900    Apple Computer, Inc.*                                                         19,710
             6,700    Ascential Software Corp.*                                                     27,135
             1,900    AVX Corp.                                                                     44,821
               400    Barra, Inc.*                                                                  18,836
               500    Cablevision Systems Corp.-
                          Rainbow Media Group*                                                      12,350
             1,200    Chartered Semiconductor
                          Manufacturing Ltd.*                                                       31,727
               800    Diebold, Inc.                                                                 32,352
             1,300    Electronics for Imaging, Inc.*                                                29,003
               800    Flextronics International Ltd.*                                               19,192
               400    Fair Isaac & Company, Inc.                                                25,208
               900    Infocus Corp.*                                                                19,818
             1,200    Insight Communications Co.*                                                   28,992
               900    NCR Corp.                                                                     33,174
               500    Novellus Systems, Inc.*                                                       19,725
               800    Plantronics, Inc.*                                                            20,512
               600    Plexus Corp.*                                                                 15,936
             1,200    Rayovac Corp.*                                                                21,120
               500    SEI Investments Co.                                                           22,555
               500    Sierra Pacific Resources                                                       7,525
             1,700    Sybase, Inc.*                                                                 26,792
             1,162    Symbol Technologies, Inc.                                                     18,453
             1,500    Take-two Interactive Software*                                                24,255
             1,300    Tektronix*                                                                    33,514
               700    Teradyne, Inc.*                                                               21,098
               200    THQ, Inc.                                                                      9,694
                                                                                                   583,497
TRANSPORTATION & SERVICES -- 3.26%
             1,000    Canadian National Railway Co.                                                 48,280
             1,300    KPMG Consulting, Inc.*                                                        21,541
             1,600    Mesa Air Group, Inc.*                                                         12,032
             1,100    Valassis Communications, Inc.*                                                39,182
                                                                                                   121,035
UTILITIES -- 2.64%
               800    AGL Resources, Inc.                                                           18,416
               800    Black Hills Corp.                                                             27,072
               700    Centurytel, Inc.                                                              22,960
             1,800    Reliant Resources, Inc.*                                                      29,718
                                                                                                    98,166
TOTAL COMMON STOCKS                                                                              3,670,745
(Cost $3,157,994)

      FACE
     AMOUNT           DESCRIPTION                                                            MARKET VALUE

REPURCHASE AGREEMENT-- 1.26%
$           47,000    State Street Bank and Trust Co.,
                          0.65% due 1/02/02
                          (Collateralized by U.S.
                          Treasury Bills, 10.625%
                          due 8/15/15 with a
                          value of $52,828)                                                         47,000
(Cost $47,000)

TOTAL INVESTMENTS-- 99.96%                                                                       3,717,745
(Cost $3,204,994)

Other assets less liabilities-- 0.04%                                                                1,518

TOTAL NET ASSETS-- 100.00%                                                              $        3,719,263

For federal income tax purposes, the identified cost of investments owned at
December 31, 2001, was $3,233,876.

Net unrealized appreciation for federal income tax purposes was $483,869, which is comprised of unrealized appreciation of $570,140 and unrealized depreciation of $86,271.

*Non-income producing security

See accompanying Notes to Financial Statements.

Small Cap Equity

Year 2001 continued to be a volatile market for small cap growth investors but in the fourth quarter, investors were rewarded for their patience. For the quarter, the Small Cap Equity Portfolio returned 22.57% vs. 26.16% for the
Russell 2000 Growth Index* and 20.67% for the Standard & Poor's Small Cap
600 Index.*

Over the past three months, we have been fairly active in repositioning the
Portfolio. Most significantly, we increased our weighting in the technology sector to about 25% during the quarter, up from roughly 15% at the end of
September. While near-term technology fundamentals continue to look a bit uncertain, the sector should benefit from an improving economy in 2002.
Technology profit forecasts have been reduced to more realistic levels, and we view technology as an important long-term growth area in the economy.

We continue to maintain a solid commitment to the healthcare sector as well.
This sector generally lagged the market during the fourth quarter in terms of price performance, but we find the growth rates appealing and expect the stocks will do well if the economic recovery doesn't occur at the pace or magnitude that the market is expecting. Certain healthcare names did perform well during the quarter, including InterMune Pharmaceuticals (2.0% of net assets), which advanced 28.8% over the three month time period.

Small cap growth stocks usually perform relatively well in the early stages of an economic recovery. In general, we have taken steps to increase our exposure in economically sensitive areas of the economy. However, we continue to hold a fair amount of stable growth stocks in areas such as heathcare and consumer staples in case the current economic weakness persists longer than is anticipated.

Stein Roe & Farnham Incorporated

*Indices are unmanaged and not available for direct investment.

TOP HOLDINGS
                                                                      % OF TOTAL
Province Healthcare Co.                                                    3.4%
Ivex Packaging Corp.                                                       2.4%
Radio One, Inc.                                                            2.2%
InterMune Pharmaceuticals                                                  2.0%
Ocean Energy, Inc.                                                         1.9%
Total                                                                      11.9%

As of December 31, 2001, schedule of investments. Subject to change.

TOTAL RETURN AS OF DECEMBER 31, 2001
                     THREE           SIX                      SINCE COMMENCEMENT
                    MONTHS         MONTHS         ONE YEAR     NOVEMBER 13, 1997
Small Cap Equity    22.57%         -6.25%          -9.72%             3.66%

TABLE - SMALL CAP EQUITY PORTFOLIO VERSUS S&P 600 INDEX

Average annual compounded total returns for one year and the life of the
Portfolio (commencement November 13, 1997) as of December 31, 2001, were -9.72%
and 3.66%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance.
Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2001

SMALL CAP EQUITY

     SHARES           COMPANY                                                                MARKET VALUE

COMMON STOCKS-- 94.57%
BASIC MATERIALS-- 3.89%
               800    Arch Coal, Inc.                                                   $           18,160
             1,200    Delta & Pine Land Co.                                                     27,156
             5,000    Ivex Packaging Corp.*                                                         95,000
               700    Stillwater Mining Co.*                                                        12,950
                                                                                                   153,266
CAPITAL GOODS-- 2.05%
               600    Aptargroup, Inc.                                                              21,018
             1,100    DRS Technologies, Inc.*                                                       39,215
               800    Insituform Technologies, Inc.                                                 20,464
                                                                                                    80,697
CONSUMER CYCLICAL-- 13.79%
               800    AFC Enterprises, Inc.*                                                        22,712
             1,600    Argosy Gaming Co.*                                                            52,032
             1,500    Bally Total Fitness Holdings*                                                 32,340
               700    California Pizza Kitchen, Inc.*                                               17,325
               900    CEC Entertainment, Inc.*                                                      39,051
               600    Chico's FAS, Inc.*                                                            23,820
               800    Corporate Executive Board Co.*                                                29,360
               600    Electronics Boutique Holdings Corp.*                                          23,964
             1,600    Genesco, Inc.*                                                                33,216
             1,400    Hot Topic, Inc.*                                                              43,946
             2,600    MTR Gaming Group, Inc.*                                                       41,600
             3,700    Petsmart, Inc.*                                                               36,408
             4,900    Radio One, Inc. Cl. D*                                                        88,249
             1,100    Rent-A-Center, Inc.*                                                          36,927
               200    Scotts Co. Cl. A*                                                              9,520
             1,100    Station Casinos, Inc.*                                                        12,309
                                                                                                   542,779
CONSUMER STAPLES-- 4.74%
             1,000    American Italian Pasta Co.*                                                   42,030
             1,500    Constellation Brands, Inc. Cl. A*                                             64,275
               215    Ladenburg Thalmann Financial
                          Services, Inc.*                                                              187
             1,200    Performance Food Group Co.*                                                   42,204
             1,000    Rayovac Corp.*                                                                17,600
               620    Vector Group Ltd.                                                             20,367
                                                                                                   186,663
ENERGY -- 3.61%
             3,800    Ocean Energy, Inc.                                                            72,960
             1,800    Pogo Producing Co.                                                            47,286
               700    Syntroleum Corp.*  .                                                           4,970
               800    Tetra Technologies, Inc.*                                                     16,760
                                                                                                   141,976
FINANCIAL -- 8.10%
             2,200    Boston Private Financial Holdings                                             48,554
               500    Choicepoint, Inc.*                                                            25,345
             1,900    Community First Bankshares, Inc.                                              48,811
             1,700    East West Bancorp, Inc.                                                       43,775
             1,500    Gallagher (Arthur J.) & Co.                                               51,735
             1,000    Indymac Bancorp, Inc.*                                                        23,380
             1,400    NCO Group, Inc.*                                                              32,060
             1,200    Philadelphia Consolidated Holding Co.*                                        45,252
                                                                                                   318,912
HEALTHCARE -- 22.82%
             1,000    American Medical Systems Holdings*                                            20,690
               900    American Pharmaceutical Partners, Inc.*                                       18,720
               700    Atrix Labs, Inc.*                                                             14,427
             1,300    Biomarin Pharmaceutical, Inc.*                                                17,472
             2,400    Biosphere Medical, Inc.*                                                      27,048
             1,500    Caremark Rx, Inc.*                                                            24,465
               900    Cell Therapeutics, Inc.*                                                      21,726
               400    Celgene Corp.*                                                                12,768
               900    Cima Labs, Inc*.                                                              32,535
               900    Closure Medical Corp.*                                                        21,024
             2,000    Endocare, Inc.*                                                               35,860
             1,800    Genta, Inc.*                                                                  25,614
             2,200    Guilford Pharmaceuticals, Inc.*                                               26,400
             4,000    I-Many, Inc.*                                                                 38,600
             1,100    Ilex Oncology, Inc.*                                                          29,744
               700    Impath, Inc.*                                                                 31,157
             1,600    Impax Laboratories, Inc.*                                                     21,504
             1,200    Integra Lifesciences Holdings*                                                31,608
             1,600    InterMune Pharmaceuticals*                                                    78,816
             2,500    Ligand Pharmaceuticals, Inc.*                                                 44,750
               800    Novavax, Inc.*                                                                11,280
             1,100    Noven Pharmaceuticals, Inc.*                                                  19,525
             4,300    Province Healthcare Co.*                                                     132,698
               500    Scios, Inc.*                                                                  11,885
             1,800    Sicor, Inc.*                                                                  28,224
               700    Specialty Laboratories, Inc.*                                                 19,243
             1,500    Taro Pharmaceutical Industries Ltd.*
            59,925
             2,400    Thoratec Corp.*                                                               40,800
                                                                                                   898,508
MEDIA & ENTERTAINMENT-- 0.83%
             2,500    SBA Communications Corp.*                                                     32,550

MISCELLANEOUS-- 8.35%
             2,100    Applied Films Corp.*                                                          65,625
             1,300    Corinthian Colleges, Inc.*                                                    53,157
             2,600    Cornell Companies, Inc.*                                                      45,890
             2,500    Entegris, Inc.*                                                               27,400
             2,500    Exult, Inc.*                                                                  40,125
               600    Hilb, Rogal & Hamilton Co.                                                33,630
               700    Maximus, Inc.*                                                                29,442
             2,000    United Industrial Corp.                                                       33,500
                                                                                                   328,769
TECHNOLOGY -- 24.51%
             2,700    Actuate Software Corp.*                                                       14,229
             1,400    Alpha Industries, Inc.*                                                       30,520
             2,500    Armor Holdings, Inc.*                                                         67,475
               800    Aspect Medical Systems, Inc.*                                                  8,000
             1,300    Aspen Technology, Inc.*                                                       21,840
               300    Astropower, Inc.*                                                             12,129
             1,500    Aware, Inc.*                                                                  12,450
               700    Barra, Inc.*                                                                  32,963
             1,500    Cognizant Technology Solutions Corp.*                                         61,470
               500    Cymer, Inc.*                                                                  13,365
             2,400    DSP Group, Inc.*                                                              55,824
             1,200    Efunds Corp.*                                                                 16,500
               600    Enzon, Inc.*                                                                  33,768
             1,200    Finisar Corp.*                                                                12,204
             1,000    Integrated Circuit Systems, Inc.*                                             22,590
               600    Intercept Group, Inc.*                                                        24,540
             1,000    Itron, Inc.*                                                                  30,300
             2,400    MSCI, Inc.*                                                                   56,280
             2,600    Matrixone, Inc.*                                                              33,774
             1,400    Midway Games, Inc.*                                                           21,014
               800    Netegrity, Inc.*                                                              15,488
               200    Netscreen Technologies, Inc.*                                                  4,426
             2,000    Planar Systems, Inc.*                                                         42,200
             1,333    Plato Learning, Inc.*                                                         22,141
               700    Power Integration, Inc.*                                                      15,988
             1,800    Precise Software Solutions Ltd.*                                              37,188
             1,000    Retek, Inc.*                                                                  29,870
             2,000    SBS Technologies, Inc.*                                                       29,140
               800    Seachange International, Inc.*                                                27,296
             2,500    Sonus Network, Inc.*                                                          11,550
             1,400    Therma-Wave, Inc.*                                                            20,888
             3,500    Triquint Semiconductor, Inc.*                                                 42,910
             1,500    Veeco Instruments, Inc.*                                                      54,075
             1,700    Wind River Systems, Inc.*                                                     30,447
                                                                                                   964,842
TRANSPORTATION & SERVICES-- 0.86%
             1,000    ACLN Limited*                                                                  9,270
             1,500    Stelmar Shipping Limited*                                                     24,375
                                                                                                    33,645
UTILITIES -- 1.02%
             1,300    Waste Connection, Inc.                                                        40,287

TOTAL COMMON STOCKS                                                                              3,722,894
(Cost $3,285,422)

TOTAL INVESTMENTS-- 94.57%                                                                       3,722,894
(Cost $3,285,422)

Other assets less liabilities-- 5.43%                                                              213,639

TOTAL NET ASSETS-- 100.00%                                                              $        3,936,533

For federal income tax purposes, the identified cost of investments owned at
December 31, 2001, was $3,331,712.

Net unrealized appreciation for federal income tax purposes was $391,182, which is comprised of unrealized appreciation of $575,794 and unrealized depreciation of $184,612.

*Non-income producing security

See accompanying Notes to Financial Statements.

Growth & Income

Despite extreme market volatility throughout the year, the Growth & Income
Portfolio performed well for the year-to-date period relative to its value benchmark, the Standard & Poor's/BARRA Value Index.(1)* The Portfolio
experienced a significant rebound in performance during the fourth quarter as the market began to gain back some of its post-September 11 losses. During that time, the Portfolio benefited from its exposure to economically-sensitive sectors and stocks. In addition, the Portfolio's cyclical strategy was rewarded throughout the year as the Federal Reserve lowered interest rates eleven times bringing the Federal Funds rate to a 40-year low of 1.75% by year end.

Year-to-date performance was positively impacted by strong stock selection within the technology sector. Technology holdings, PeopleSoft, IBM, Xerox and
Apple Computer, added significant relative value. Several consumer discretionary stocks aided performance for the year. In particular, discount retailers such as
Target and The TJX Companies benefited from the economic slowdown at the expense of full-priced stores. Strong stock selection within the utilities sector helped the Portfolio offset the negative returns of this sector, thereby adding value.
The Portfolio's overweight in stronger-performing sectors such as industrials and materials also contributed significantly to outperforming the Standard &
Poor's/BARRA Value Index.(1)*

Financial services stocks detracted from year-to-date performance, particularly
Wells Fargo, Morgan Stanley Dean Witter and Mellon Financial. Insurance
companies MetLife and ACE Ltd. also hurt performance for the year, largely as a result of September 11. For the year-to-date period, healthcare stocks, specifically drug companies, detracted from the Portfolio's performance. In particular, Pharmacia Corp. stock experienced declines after the safety of the company's popular arthritis drug Celebrex was called into question.

During the fourth quarter, the stock market regained the ground lost after the events of September 11. Similar to the third quarter, the fourth quarter is likely to register negative economic growth resulting, in part, from continued
sluggish spending by consumers and corporations. But the housing market, fueled by historically low interest rates, a rush of refinancing activity and stable new construction starts, continues to protect the economy from a further downturn. While over the short term we expect some market volatility stemming from the current economic slowdown, as U.S. corporate profits improve and current monetary and fiscal stimuli fully permeate, we expect the economy to experience a recovery by the first half of the year.

In anticipation of an economic recovery in 2002, we continued to increase exposure to economically-sensitive sectors such as basic industry, consumer cyclicals and technology, which we expect to benefit from the rebound. We subsequently reduced our holdings within more defensive sectors, such as consumer non-cyclicals and energy. As always, we will remain research intensive as we look for undervalued securities in this market. We continue to believe the opportunities for a long-term investor are excellent.

Lord, Abbett & Co.

(1)The S&P 500 Index is a market capitalization weighted index consisting of
500 widely held common stocks chosen for market size, liquidity and industry group representation. The S&P/BARRA Growth and Value Indices are constructed by dividing the stocks in an index according to a single attribute:
book-to-price ratio. This splits the index into two mutually exclusive groups designed to track two of the predominant investment styles in the U.S. equity market. The value index contains firms with higher book-to-price ratios;
conversely, the growth index has firms with lower book-to-price ratios. These indices cited are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

*Indices are unmanaged and not available for direct investment.

TOP HOLDINGS
                                                                      % OF TOTAL
Exxon Mobil Corp.                                                           4.0%
Target Corp.                                                                2.6%
Citigroup, Inc.                                                             2.3%
American International Group, Inc.                                          2.2%
Mellon Financial Corp.                                                      2.2%
Total                                                                      13.3%

As of December 31, 2001, schedule of investments. Subject to change.

TOTAL RETURN AS OF DECEMBER 31, 2001
                     THREE           SIX                      SINCE COMMENCEMENT
                     MONTHS         MONTHS         ONE YEAR    NOVEMBER 13, 1997
Growth & Income  14.04%         -2.18%          -6.58%             9.83%

TABLE - GROWTH & INCOME PORTFOLIO VERSUS S&P 500

Average annual compounded total returns for one year and the life of the
Portfolio (commencement November 13, 1997) as of December 31, 2001, were -6.58%
and 9.83%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance.
Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2001

GROWTH & INCOME

     SHARES           COMPANY                                                                MARKET VALUE

COMMON STOCKS-- 95.80%
BASIC MATERIALS-- 7.38%
             2,800    Alcoa, Inc.                                                       $           99,540
             1,600    Bowater, Inc.                                                                 76,320
             3,000    Dow Chemical Co.                                                             101,340
             2,200    International Paper Co.                                                       88,770
             1,500    Praxair, Inc.                                                                 82,875
                                                                                                   448,845
CAPITAL GOODS-- 6.02%
               500    Caterpillar, Inc.                                                             26,125
             2,800    Deere & Co.                                                              122,248
             1,200    Lockheed Martin Corp.                                                         56,004
             1,500    Nike, Inc. Cl. B                                                              84,360
             1,200    United Technologies Corp.                                                     77,556
                                                                                                   366,293
CONSUMER CYCLICAL-- 16.86%
             5,200    Big Lots, Inc.*                                                               54,080
             2,500    Delphi Automotive Systems Corp.                                               34,150
               700    Dow Jones & Company, Inc.                                                 38,311
               800    Gannett, Inc.                                                                 53,784
             3,000    Gap The, Inc.                                                                 41,820
               400    General Motors Corp.                                                          19,440
             1,600    Home Depot, Inc.                                                              81,616
             1,300    Illinois Tool Works, Inc.                                                     88,036
             3,400    Limited The, Inc.                                                             50,048
             3,900    Target Corp.                                                                 160,095
             1,300    TJX Companies, Inc.                                                           51,818
             3,000    Tribune Co.                                                                  112,290
             2,100    United Parcel Service, Inc.                                                  114,450
               100    VF Corp.                                                                       3,901
             3,800    Waste Management, Inc.                                                       121,258
                                                                                                 1,025,097
CONSUMER STAPLES-- 6.94%
             2,200    Archer-Daniels-Midland Co.                                                    31,570
             1,800    Diageo PLC                                                                    83,286
             5,200    Disney (Walt) Holding Co.                                                    107,744
             2,600    PepsiCo, Inc.                                                                126,594
             3,900    Staples, Inc.*                                                                72,930
                                                                                                   422,124
ENERGY -- 8.52%
             2,200    Baker Hughes, Inc.                                                            80,234
               500    El Paso Corp.                                                                 22,305
             6,200    Exxon Mobil Corp.                                                            243,660
             2,100    Schlumberger Ltd.                                                            115,395
               800    Total Fina SA                                                                 56,192
                                                                                                   517,786
FINANCIAL -- 15.82%
               800    ACE Ltd.                                                                      32,120
             1,700    American International Group, Inc.                                           134,980
               700    Bank of New York (The) Company, Inc.                                          28,560
             1,300    Bank One Corp.                                                                50,765
             2,800    Citigroup, Inc.                                                              141,344
             2,300    Fleet Boston Financial Corp.                                                  83,950
             1,900    JP Morgan Chase & Co.                                                     69,065
             3,500    Mellon Financial Corp.                                                       131,670
             1,200    Morgan Stanley Dean Witter & Co.                                          67,128
             3,500    Wachovia Corp.                                                               109,760
             2,600    Wells Fargo & Co.                                                        112,970
                                                                                                   962,312
HEALTHCARE -- 5.56%
             1,000    American Home Products Corp.                                                  61,360
             1,100    Becton Dickinson & Co.                                                    36,465
             1,600    Bristol-Myers Squibb Co.                                                      81,600
               700    Pharmacia Corp.                                                               29,855
             3,600    Schering-Plough Corp.                                                        128,916
                                                                                                   338,196
MEDIA & ENTERTAINMENT-- 0.50%
               600    Clear Channel Communications, Inc.*                                           30,546

MISCELLANEOUS-- 1.75%
               900    Minnesota Mining & Manufacturing Co.                                     106,389

TECHNOLOGY -- 15.77%
             5,100    Apple Computer, Inc.*                                                        111,690
             1,200    Comcast Corp. Cl. A*                                                          43,200
             3,600    Compuware Corp.*                                                              42,444
             3,000    EMC Corp.*                                                                    40,320
             1,100    First Data Corp.*                                                             86,295
               400    International Business Machines Corp.                                         48,384
             1,100    Qualcomm, Inc.*                                                               55,550
            13,000    Lucent Technologies, Inc.                                                     81,770
             2,800    Motorola, Inc.                                                                42,056
             1,900    PeopleSoft, Inc.*                                                             76,380
             1,100    Texas Instruments, Inc.                                                       30,800
             2,600    Viacom, Inc. Cl. B*                                                          115,050
             6,200    Worldcom, Inc.-Worldcom Group*                                                87,296
             9,400    Xerox Corp.                                                                   97,948
                                                                                                   959,183
TRANSPORTATION & SERVICES-- 3.88%
             3,800    AMR Corp.*                                                                    84,246
               200    Burlington Northern Santa Fe Corp.                                             5,706
             1,700    CSX Corp.                                                                     59,585
             2,200    Southwest Airlines Co.                                                        40,656
               800    Union Pacific Corp.                                                           45,600
                                                                                                   235,793
UTILITIES -- 6.80%
             1,500    Dominion Resources, Inc.                                                      90,150
             1,200    Duke Energy Corp.                                                             47,112
             1,300    Exelon Corp.                                                                  62,244
             1,200    Public Service Enterprise Group, Inc.                                         50,628
             1,500    SBC Communications, Inc.                                                      58,755
             2,200    Verizon Communications, Inc.                                                 104,412
                                                                                                   413,301
TOTAL COMMON STOCKS                                                                              5,825,865
(Cost $5,242,728)

      FACE
     AMOUNT           DESCRIPTION                                                            MARKET VALUE

REPURCHASE AGREEMENT-- 4.93%
$          300,000    UMB Bank, n.a.,
                          1.00% due 1/02/02 (Collateralized by Federal National
                          Mortgage Association Discount Notes, 0.00% due 1/18/02
                          with a value of $306,730)                                                300,000
(Cost $300,000)

TOTAL INVESTMENTS-- 100.73%                                                                      6,125,865
(Cost $5,542,728)

Other assets less liabilities-- (0.73%)                                                           (44,275)
TOTAL NET ASSETS-- 100.00%                                                              $        6,081,590

For federal income tax purposes, the identified cost of investments owned at
December 31, 2001, was $5,567,618.

Net unrealized appreciation for federal income tax purposes was $558,247, which is comprised of unrealized appreciation of $719,748 and unrealized depreciation of $161,501.

*Non-income producing security

See accompanying Notes to Financial Statements.

Balanced

The Balanced Portfolio generated a total return (price change and reinvested distributions) of 3.54% for the year ending December 31, 2001. The average balanced fund (837 funds), as measured by Lipper Analytical Services, registered a return of -3.24% for the year. The Portfolio's strong relative performance was driven by favorable stock selection and good performance by the Portfolio's corporate and convertible bond holdings.

While the overall stock market was weak in 2001, there were pockets of strength.
Small and mid-sized stock holdings faired particularly well. Top stocks in the
Portfolio included Argosy Gaming, Elcor, Ethan Allen, ITT Education and Strayer
Education. The equity portion of the Portfolio continues to be guided by our identification of well-researched long-term trends. Each company owned must be positioned with a positive long-term (3 to 5 year) operating environment.

The bond portion of the Portfolio has a high income orientation, which helped during a period of very low interest rates. The Portfolio experienced relatively few credit problems, which helped performance during a period of rising defaults due to the weak economy. Several of the Portfolio's convertible securities appreciated greatly during the period as they were tied to smaller company stocks, which performed well in 2001. Top fixed income securities included names such as Adaptec, Conexant, Texas Industries and Warner Chilcott. Further
progress was made in diversification of the bond portfolio as well.

Our outlook for common stocks and corporate bonds during the coming year is positive. The strong move by the stock market in the fourth quarter of 2001 may lead to a period of flatness in the first half of 2002 as the economy needs to catch up with stock prices. However, the outlook for the latter half is more positive. Leading indicators such as consumer confidence, factory orders and inventory levels are clearly improving. The worst news remains in indicators such as unemployment and corporate earnings, but these typically lag major moves in the stock market. Other cyclical catalysts include low energy prices, reduced tax rates and low interest rates. The outlook for inflation is positive as well, allowing for relatively low and stable interest rates in 2002.

Kornitzer Capital Management, Inc.

TOP HOLDINGS
                                                                      % OF TOTAL
Strayer Education, Inc.                                                     4.6%
Elcor Corp.                                                                 3.8%
Ethan Allen Interiors, Inc.                                                 2.8%
Merck & Company, Inc.                                                   2.8%
Argosy Gaming Co.                                                           2.6%
Total                                                                      16.6%

As of December 31, 2001, schedule of investments. Subject to change.

TOTAL RETURN AS OF DECEMBER 31, 2001
              THREE            SIX                           SINCE COMMENCEMENT
             MONTHS          MONTHS          ONE YEAR         NOVEMBER 13, 1997
Balanced     12.09%           -2.53%           3.54%                 3.31%

TABLE - BALANCED PORTFOLIO VERSUS S&P 500 AND MERRILL LYNCH BOND
FUND INDEX WEIGHTED AVERAGE

Average annual compounded total returns for one year and the life of the
Portfolio (commencement November 13, 1997) as of December 31, 2001, were 3.54%
and 3.31%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance.
Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2001

BALANCED

     SHARES           COMPANY                                                                MARKET VALUE

COMMON STOCKS-- 66.92%
BASIC MATERIALS-- 0.01%
               326    Philip Services Corp.*                                            $              476

CAPITAL GOODS-- 0.80%
               500    Tyco International Ltd.                                                       29,450

CONSUMER CYCLICAL-- 23.00%
             3,000    Argosy Gaming Co.*                                                            97,560
             3,000    Barnes & Noble, Inc.*                                                     88,800
             2,000    Carnival Corp.                                                                56,160
             2,000    Devry, Inc.*                                                                  56,900
             5,000    Elcor Corp.                                                                  138,950
             2,500    Ethan Allen Interiors, Inc.                                                  103,975
             2,500    ITT Educational Services, Inc.*                                               92,175
             3,000    ServiceMaster Co.                                                             41,400
               256    Stage Stores, Inc. Warrants
                          Strike Price $15*                                                          2,048
               539    Stage Stores, Inc. Warrants
                          Strike Price $20*                                                          1,854
             3,500    Strayer Education, Inc.                                                      170,520
                                                                                                   850,342
CONSUMER STAPLES-- 0.89%
             1,250    McDonald's Corp.                                                              33,087

ENERGY -- 1.40%
             3,100    Frontier Oil Corp.                                                            51,584

FINANCIAL -- 9.98%
             1,500    American Express Co.                                                          53,535
             1,000    Amvescap PLC                                                                  29,020
             1,000    Bank of America Corp.                                                         62,950
             1,000    JP Morgan Chase & Co.                                                     36,350
             1,000    Morgan Stanley Dean Witter & Co.                                          55,940
             1,000    PNC Bank Corp.                                                                56,200
             2,750    Stilwell Financial, Inc.                                                      74,855
                                                                                                   368,850
HEALTHCARE -- 12.07%
               750    Abbott Laboratories                                                           41,813
             1,250    American Home Products Corp.                                                  76,700
               500    Amgen, Inc.*                                                                  28,220
             1,250    Bristol-Myers Squibb Co.                                                      63,750
             1,000    Johnson & Johnson                                                         59,100
             1,750    Merck & Company, Inc.                                                    102,900
             2,000    Schering-Plough Corp.                                                         71,620
                75    Zimmer Holdings, Inc.*                                                         2,291
                                                                                                   446,394
TECHNOLOGY -- 16.08%
               500    Altera Corp.*                                                                 10,610
             1,250    Analog Devices, Inc.*                                                         55,488
             1,250    Applied Materials, Inc.*                                                      50,125
             5,000    Atmel Corp.*                                                                  39,600
             1,000    Cisco Systems, Inc.*                                                          18,110
             2,500    Dell Computer Corp.*                                                          67,950
             1,500    Intel Corp.                                                                   47,175
             1,250    Microsoft Corp.*                                                              82,837
             2,000    National Semiconductor Corp.*                                                 61,580
             2,000    Nokia Corp. Cl. A                                                             49,060
             1,750    Sandisk Corp.*                                                                25,200
             2,500    Scientific Atlanta, Inc.                                                      59,850
             1,500    Wind River Systems, Inc.*                                                     26,865
                                                                                                   594,450
TRANSPORTATION-- 2.69%
             1,250    FedEx Corp.*                                                                  64,850
             1,875    Southwest Airlines Co.                                                        34,650
                                                                                                    99,500
TOTAL COMMON STOCKS                                                                              2,474,133
(Cost $2,204,405)

    SHARES OR
   FACE AMOUNT        COMPANY AND DESCRIPTION                                                MARKET VALUE

PREFERRED STOCK-- 0.14%
                50    Adelphia Communications                                                        5,063
(Cost $5,069)

CONVERTIBLE PREFERRED STOCKS-- 3.25%
             2,000    Bethlehem Steel Corp.                                                          1,500
             2,000    Fleetwood Capital Trust                                                       39,500
             6,000    ICO Holdings, Inc.                                                            53,813
               250    Kmart Financing, Inc.                                                          7,250
               500    TXI Capital Trust                                                             18,185
TOTAL CONVERTIBLE PREFERRED STOCKS                                                                 120,248
(Cost $259,645)

CORPORATE BONDS-- 21.65%
$           30,000    Adelphia Communications,
                          9.875% due 3/01/07                                                        29,888
            25,000    Applied Extrusion Technology,
                          10.75% due 7/01/11                                                        26,750
            25,000    Argosy Gaming,
                          10.75% due 6/01/09                                                        27,594
             5,000    Boyd Gaming Co.,
                          9.25% due 8/01/09                                                          5,125
            10,000    CMS Energy Corp.,
                          8.50% due 4/15/11                                                         10,009
            35,000    Charter Communications Holdings,
                          11.125% due 1/15/11                                                       37,275
            10,000    Circus Circus Enterprise, Inc.,
                          7.625% due 7/15/13                                                         8,625
            25,000    Cummins Engine,
                          6.75% due 2/15/27                                                         23,289
            10,000    Elizabeth Arden, Inc.,
                          11.75% due 2/01/11                                                        10,300
            10,000    Foodmaker,
                          9.75% due 11/01/03                                                        10,125
            15,000    French Fragrance,
                          10.375% due 5/15/07                                                       14,400
            50,000    Host Marriott,
                          9.25% due 10/01/07                                                        50,063
            25,000    Interface, Inc.,
                          7.30% due 4/01/08                                                         21,625
            20,000    Isle of Capri Casinos,
                          8.75% due 4/15/09                                                         19,350
            15,000    Kmart Funding, Inc.,
                          9.44% due 7/01/18                                                         10,235
            10,000    Lucent Technologies,
                          7.25% due 7/15/06                                                          8,650
            15,000    Luigino's, Inc.,
                          10.00% due 2/01/06                                                        14,775
            15,000    Mandalay Resort,
                          10.25% due 8/01/07                                                        15,638
            25,000    Mastec, Inc.,
                          7.75% due 2/01/08                                                         21,000
            25,000    Motorola, Inc.,
                          7.625% due 11/15/10                                                       24,660
            10,000    MGM Grand, Inc.,
                          9.75% due 6/01/07                                                         10,525
            25,000    MGM Mirage,
                          8.375% due 2/01/11                                                        24,813
            30,000    Nash Finch Co.,
                          8.50% due 5/01/08                                                         28,500
            10,000    Packard Bioscience,
                          9.375% due 3/01/07                                                        10,563
            10,000    Park Place Entertainment,
                          8.875% due 9/15/08                                                        10,212
            25,000    Park Place Entertainment,
                          8.125% due 5/15/11                                                        24,562
            10,000    Pilgrim's Pride,
                          9.625% due 9/15/11                                                        10,700
            25,000    Rogers Communications,
                          9.125% due 1/15/06                                                        25,375
            35,000    Rogers Communications,
                          8.875% due 7/15/07                                                        35,700
            25,000    Royal Caribbean Cruises,
                          7.50% due 10/15/27                                                        17,634
            10,000    Senior Housing,
                          8.625% due 1/15/12                                                        10,150
             5,000    Service Corp.,
                          6.30% due 3/15/20                                                          4,825
             5,000    ServiceMaster,
                          7.875% due 8/15/09                                                         5,030
            10,000    Station Casinos, Inc.,
                          9.75% due 4/15/07                                                         10,225
             5,000    Terra Industries,
                          10.50% due 6/15/05                                                         3,950
            80,000    United Refining Co.,
                          10.75% due 6/15/07                                                        64,000
            50,000    Warner Chilcott, Inc.,
                          12.625% due 2/15/08                                                       54,750
            20,000    Williams Communications Group, Inc.,
                          10.875% due 10/01/09                                                       8,300
            10,000    Winn-Dixie Stores, Inc.,
                          8.875% due 4/01/08                                                         9,600
            50,000    Wiser Oil Co.,
                          9.50% due 5/15/07                                                         41,750
TOTAL CORPORATE BONDS                                                                              800,540
(Cost $828,125)

      FACE
     AMOUNT           DESCRIPTION                                                            MARKET VALUE

CONVERTIBLE CORPORATE BONDS-- 3.75%
            10,000    Adaptec, Inc.,
                          4.75% due 2/01/04                                                          9,337
            35,000    Conexant Systems, Inc.,
                          4.00% due 2/01/07                                                         22,794
           175,000    HMT Technology Corp.,
                          5.75% due 1/15/04                                                         15,750
            90,000    Intervac, Inc.,
                          6.50% due 3/01/04                                                         51,637
             1,174    Philip Services Corp.,
                          0.00% due 4/15/10                                                             95
            38,825    Philip Services Corp.,
                          0.00% due 4/15/20                                                          3,155
            35,000    Sunrise Assisted Living,
                          5.50% due 6/15/02                                                         35,700
TOTAL CONVERTIBLE CORPORATE BONDS                                                                  138,468
(Cost $353,961)

TOTAL INVESTMENTS-- 95.71%                                                                       3,538,452
(Cost $3,651,205)

Other assets less liabilities-- 4.29%                                                              158,594

TOTAL NET ASSETS-- 100.00%                                                              $        3,697,046

For federal income tax purposes, the identified cost of investments owned at
December 31, 2001, was $3,652,670.

Net unrealized depreciation for federal income tax purposes was $114,218, which is comprised of unrealized appreciation of $513,456 and unrealized depreciation of $627,674.

*Non-income producing security

See accompanying Notes to Financial Statements.

Intermediate Fixed Income

The events of 2001 and their impact on fixed income markets virtually defy encapsulation. A brief listing would include a new administration taking office, the economic recession at home and abroad, the changed fortunes of the federal government surplus, the actions of the Federal Reserve, a wide range of geopolitical events and, finally, the tragic and extraordinary day of September
11 and its aftermath. The bond market was buffeted by a dramatic decline in interest rates, sharply higher volatility, increased defaults and credit downgrades and poor performance by alternative asset classes. This resulted in excellent performance for bonds, both absolutely and relatively, as long as the investor avoided minefields, such as high yield bonds. The Portfolio provided an attractive return of over 7% for the year ended December 31, 2001, slightly under its benchmark, the Lehman Brothers Aggregate Bond Index.*

The year saw a dramatic restructuring of the Portfolio in response to events of
2001. The Portfolio began with two major positions in corporate bonds and mortgages, but they were reduced as economic weakness and credit changes threatened corporates and lower interest rates drove repayments and refinancings to reduce the value of mortgages. The Portfolio moved out of those sectors and into U.S. Treasuries and agencies that now spearhead the Portfolio. However, we will keep strong positions in corporate bonds and mortgages because of their attractive valuation and relative yields.

The outlook for bonds remains attractive, but we are not blind to potential risks. The economy's recovery is not assured, only probable in the near term, so credit evaluation remains important. Should the economy recover, there is the potential for increases in interest rates. What of other terrorist or geopolitical risks or the problems of Japan? For now, we remain defensive but optimistic on the outlook for bonds and this Portfolio. The economy's recovery will be slow, inflation will remain low, and interest rates will not reverse dramatically. Thus, we believe the outlook for bonds with attractive yields and strong credit characteristics continues to be good.

Standish Mellon Asset Management Company LLC

*Indices are unmanaged and not available for direct investment.

TOTAL RETURN AS OF DECEMBER 31, 2001
                           THREE        SIX                   SINCE COMMENCEMENT
                          MONTHS       MONTHS      ONE YEAR   NOVEMBER 13, 1997
Intermediate Fixed Income  0.02%        3.29%        7.21%            5.80%

TABLE - INTERMEDIATE FIXED INCOME PORTFOLIO
VERSUS LEHMAN BROTHERS AGGREGATE BOND INDEX

Average annual compounded total returns for one year and the life of the
Portfolio (commencement November 13, 1997) as of December 31, 2001, were 7.21%
and 5.80%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance.
Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2001

INTERMEDIATE FIXED INCOME

      FACE
     AMOUNT           DESCRIPTION                                                            MARKET VALUE

CORPORATE BONDS-- 37.59%
$           25,000    Abbey National,
                          6.70% due 6/29/49                                             $           24,275
            10,000    Abitibi, Inc.,
                          8.50% due 8/01/29                                                         10,007
            10,000    Abitibi, Inc.,
                          8.85% due 8/01/30                                                         10,437
            10,000    AES Corp.,
                          8.875% due 2/15/11                                                         8,850
            25,000    Ahold Finance USA,
                          6.875% due 5/01/29                                                        24,108
             5,000    Albertsons, Inc.,
                          7.50% due 2/15/11                                                          5,369
            20,000    Allied Waste,
                          8.875% due 4/01/08                                                        20,700
            10,000    Amerada Hess Corp.,
                          7.30% due 8/15/31                                                         10,101
            30,000    Americredit Auto,
                          4.41% due 11/12/08                                                        29,836
            25,000    Amvescap PLC,
                          6.60% due 5/15/05                                                         25,863
            25,000    Aramark Services,
                          6.75% due 8/01/04                                                         25,261
            10,000    Avalon Community,
                          6.80% due 7/15/06                                                         10,333
            15,000    BB&T Corp.,
                          6.50% due 8/01/11                                                         15,175
            25,000    Beckman Coulter,
                          7.45% due 3/04/08                                                         26,291
             5,000    Boeing Capital Corp.,
                          5.75% due 2/15/07                                                          4,991
            10,000    British Sky Broadcast,
                          8.20% due 7/15/09                                                         10,309
            35,000    Capital One Mast,
                          3.85% due 8/15/07                                                         34,681
            25,000    Chase Commercial Mortgage,
                          7.37% due 12/19/07                                                        25,392
            25,000    Chase Manhattan Auto,
                          3.80% due 5/15/08                                                         24,390
            20,000    Citibank Credit Card,
                          4.10% due 12/07/06                                                        19,863
            20,000    Citibank Credit Card,
                          5.65% due 6/16/08                                                         20,468
             5,000    Clear Channel Communication,
                          7.875% due 6/15/05                                                         5,303
            10,000    Cleveland Electric,
                          7.67% due 7/01/04                                                         10,654
             5,000    Cleveland Electric,
                          7.43% due 11/01/09                                                         5,173
            10,000    CMS Energy Corp.,
                          8.125% due 5/15/02                                                        10,070
            15,000    Cominco Ltd.,
                          6.875% due 2/15/06                                                        14,578
            20,000    Conoco Funding Co.,
                          5.45% due 10/15/06                                                        20,029
            15,000    Continental Cable,
                          8.30% due 5/15/06                                                         16,311
            25,000    Cox Communications,
                          7.75% due 8/15/06                                                         26,865
             5,000    Cox Communications,
                          7.75% due 11/01/10                                                         5,348
             5,000    Cox Radio,
                          6.625% due 2/15/06                                                         5,080
            25,000    CSX Corp.,
                          7.25% due 5/01/04                                                         26,668
            25,000    Daimler Chrysler,
                          3.78% due 2/06/07                                                         24,489
            10,000    Dial Corp.,
                          7.00% due 8/15/06                                                         10,072
             5,000    Dime Bancorp, Inc.,
                          9.00% due 12/19/02                                                         5,256
            10,000    Domtar, Inc.,
                          7.875% due 10/15/11                                                       10,418
            10,000    Domtar, Inc.,
                          9.50% due 8/01/16                                                         11,592
            10,000    Donohue Forest,
                          7.625% due 5/15/07                                                        10,438
            15,000    DTE Energy Corp.,
                          7.05% due 6/01/11                                                         15,506
            10,000    Duke Energy,
                          6.00% due 12/01/28                                                         8,803
             5,000    Duke-Weeks Realty,
                          6.95% due 3/15/11                                                          5,029
            25,000    Edperbrascan Ltd.,
                          7.375% due 10/01/02                                                       25,328
            15,000    Enterprise Rent-A-Car,
                          7.35% due 6/15/08                                                         14,984
             5,000    Enterprise Rent-A-Car,
                          8.25% due 5/01/05                                                          5,170
            15,000    EOP Operating,
                          7.75% due 11/15/07                                                        15,956
            20,000    EOP Operating,
                          7.00% due 7/15/11                                                         20,171
            25,000    First Union,
                          7.55% due 8/18/05                                                         27,086
            15,000    Fleet Boston Financial,
                          7.25% due 9/15/05                                                         16,190
            15,000    Fleet Boston Financial,
                          5.75% due 1/15/09                                                         14,521
            30,000    Fleet Credit Card,
                          3.86% due 3/15/07                                                         29,786
            15,000    Florida Windstorm,
                          6.70% due 8/25/04                                                         15,805
            25,000    Ford Motor Credit,
                          4.01% due 3/15/06                                                         24,944
            15,000    Goldman Sachs,
                          6.875% due 1/15/11                                                        15,389
            15,000    GS Escrow Corp.,
                          7.00% due 8/01/03                                                         15,134
            30,000    GS Escrow Corp.,
                          7.125% due 8/01/05                                                        30,117
            10,000    Harrah's Operating,
                          7.125% due 6/01/07                                                        10,130
             5,000    HCA Healthcare,
                          8.75% due 9/01/10                                                          5,425
             5,000    HCA Healthcare,
                          7.875% due 2/01/11                                                         5,125
            10,000    Host Marriott,
                          8.375% due 2/15/06                                                         9,675
             5,000    International Paper,
                          8.00% due 7/08/03                                                          5,272
             5,000    International Paper,
                          6.75% due 9/01/11                                                          5,065
            10,000    Kellogg Co.,
                          7.45% due 4/01/31                                                         10,768
            10,000    Lear Corp.,
                          7.96% due 5/15/05                                                         10,149
            15,000    Lehman Brothers,
                          6.625% due 4/01/04                                                        15,844
             9,849     Lehman Brothers,
                          6.058% due 6/15/20                                                        10,055
            10,000    Liberty Media,
                          8.25% due 2/01/30                                                          9,484
            30,000    MBNA Credit Card,
                          6.55% due 12/15/08                                                        31,054
            20,000    Mohegan Tribal Gaming,
                          8.375% due 7/01/11                                                        20,700
            19,863    Morgan Stanley Dean Witter Capital,
                          4.57% due 12/18/32                                                        19,664
            15,000    National City Corp.,
                          6.875% due 5/15/19                                                        14,720
             5,000    News America, Inc.,
                          7.30% due 4/30/28                                                          4,671
            10,000    News America, Inc.,
                          7.625% due 11/30/28                                                        9,702
            25,000    News America, Inc.,
                          7.75% due 12/01/45                                                        23,264
             7,561    Niagra Mohawk Power,
                          7.375% due 7/01/03                                                         7,868
            10,000    Niagra Mohawk Power,
                          7.75% due 10/01/08                                                        10,708
            15,000    Nisource, Inc.,
                          7.625% due 11/15/05                                                       15,688
            10,000    Norfolk Southern Corp.,
                          8.375% due 5/15/05                                                        11,015
            10,000    Norfolk Southern Corp.,
                          7.35% due 5/15/07                                                         10,728
             5,000    Norfolk Southern Corp.,
                          7.80% due 5/15/27                                                          5,469
            10,000    Norfolk Southern Corp.,
                          7.05% due 5/01/37                                                         10,623
            10,000    Nortel Networks,
                          6.125% due 2/15/06                                                         8,191
            10,000    Northern Trust Co.,
                          6.625% due 10/01/03                                                       10,502
            10,000    Northrop Gruman,
                          7.00% due 3/01/06                                                         10,475
            10,000    Northrop Gruman,
                          7.75% due 2/15/31                                                         10,862
            15,000    NVR, Inc.,
                          8.00% due 6/01/05                                                         15,206
            20,000    Panamsat Corp.,
                          6.00% due 1/15/03                                                         19,915
            10,000    Park Place Entertainment,
                          7.50% due 9/01/09                                                          9,756
            15,000    Pinnacle Partners,
                          8.83% due 8/15/04                                                         14,467
            10,000    Progress Energy,
                          6.75% due 3/01/06                                                         10,393
            10,000    Pulte Homes, Inc.,
                          7.875% due 8/01/11                                                         9,927
             5,000    Quest Diagnostic,
                          6.75% due 7/12/06                                                          5,140
             5,000    Quest Diagnostic,
                          7.50% due 7/12/11                                                          5,166
            10,000    Qwest Communications,
                          7.50% due 11/01/08                                                        10,125
            15,000    Raytheon Co.,
                          7.90% due 3/01/03                                                         15,602
             5,000    Raytheon Co.,
                          6.40% due 12/15/18                                                         4,734
             5,000    Raytheon Co.,
                          7.00% due 11/01/28                                                         4,971
            25,000    Royal Bank of Scotland,
                          7.816% due 12/31/05                                                       26,664
            25,000    Royal Caribbean Cruises,
                          8.75% due 2/02/11                                                         19,481
             5,000    Safeway Stores,
                          6.15% due 3/01/06                                                          5,138
            75,000    Simon Debartolo,
                          7.125% due 6/24/05                                                        77,317
            20,000    Sprint Capital,
                          6.875% due 11/15/28                                                       18,434
             5,000    Stora Enso Corp.,
                          7.375% due 5/15/11                                                         5,284
            15,000    TCI  Cable TV,
                          8.65% due 9/15/04                                                         16,209
            10,000    Telus Corp.,
                          8.00% due 6/01/11                                                         10,629
            35,000    Tenet Healthcare Corp.,
                          6.875% due 11/15/31                                                       32,306
            10,000    Tricon Global,
                          7.45% due 5/15/05                                                         10,200
            25,000    TRW, Inc.,
                          6.625% due 6/01/04                                                        25,527
            10,000    TRW, Inc.,
                          7.625% due 3/15/06                                                        10,308
            25,000    Tyco International,
                          5.80% due 8/01/06                                                         25,044
            10,000    Tyco International,
                          6.875% due 1/15/29                                                         9,622
             5,000    Unilever,
                          7.125% due 11/01/10                                                        5,415
            10,000    Union Planters,
                          6.25% due 11/01/03                                                        10,375
            10,000    Univision Communications,
                          7.85% due 7/15/11                                                         10,125
            25,000    U.S. Bancorp,
                          6.00% due 5/15/04                                                         25,845
            20,000    Verizon Global,
                          7.75% due 12/01/30                                                        22,328
            10,000    Waste Management,
                          7.375% due 8/01/10                                                        10,241
             5,000    Waste Management,
                          7.375% due 5/15/29                                                         4,808
            10,000    Westvaco Corp.,
                          8.20% due 1/15/30                                                         10,636
            20,000    WMX Technologies,
                          7.00% due 10/15/06                                                        20,576
            20,000    Worldcom, Inc.,
                          7.375% due 1/15/03                                                        20,706
             5,000    Worldcom, Inc.,
                          8.00% due 5/15/06                                                          5,327
             5,000    Worldcom, Inc.,
                          7.50% due 5/15/11                                                          5,152
            20,000    Worldcom, Inc.,
                          8.25% due 5/15/31                                                         21,202
TOTAL CORPORATE BONDS                                                                            1,828,160
(Cost $1,800,803)

U.S. GOVERNMENT SECURITIES-- 24.07%
                      U.S. Treasury Bonds
           140,000        8.00% due 11/15/21                                                       177,204
           280,000        6.25% due 5/15/30                                                        303,395
           160,000        5.375% due 2/15/31                                                       157,800
                      U.S. Treasury Notes
           100,000        3.00% due 11/30/03                                                       100,102
            10,000        6.75% due 5/15/05                                                         10,876
           405,000        4.625% due 5/15/06                                                       410,774
            10,000        5.75% due 8/15/10                                                         10,501
TOTAL U.S. GOVERNMENT SECURITIES                                                                 1,170,652
(Cost $1,167,644)

U.S. GOVERNMENT SPONSORED-- 30.16%
                      Federal Home Loan Mortgage Corp.
           225,000        1.65% due 1/14/02                                                        224,866
            90,000        5.25% due 1/15/06                                                         91,961
           225,000        6.00% due 1/31/32                                                        220,288
                      Federal National Mortgage Assn.
             5,000        5.625% due 5/14/04                                                         5,225
           210,000        4.375% due 10/15/06                                                      205,701
            37,099        6.50% due 4/01/29                                                         37,169
            19,413        6.50% due 6/01/29                                                         19,449
            41,213        6.50% due 8/01/29                                                         41,290
            46,193        7.00% due 3/01/30                                                         47,059
            12,268        7.50% due 5/01/30                                                         12,667
            11,756        7.50% due 6/01/30                                                         12,130
            11,574        8.00% due 10/01/30                                                        12,132
            71,686        6.50% due 5/01/31                                                         71,687
            74,001        6.00% due 6/01/31                                                         72,359
            48,567        6.00% due 6/01/31                                                         47,489
            72,532        6.50% due 6/01/31                                                         72,532
            24,550        6.50% due 7/01/31                                                         24,549
            24,664        7.00% due 7/01/31                                                         25,127
           174,680        7.00% due 10/01/31                                                       177,956
            24,977        7.00% due 11/01/31                                                        25,445
                      Government National Mortgage Assn.
            18,436        9.00% due 12/15/17                                                        20,124
TOTAL U.S. GOVERNMENT SPONSORED                                                                  1,467,205
(Cost $1,461,040)

FOREIGN GOVERNMENT SPONSORED -- 0.65%
            10,000    Mexican U.S.,
                          11.50% due 5/15/26                                                        12,759
             5,000    Peru,
                          4.50% due 3/07/17                                                          3,925
             9,900    Republic of Poland,
                          6.00% due 10/27/14                                                         9,867
             5,000    Republic of Uruguay,
                          7.625% due 5/14/04                                                         5,025
TOTAL FOREIGN
GOVERNMENT SPONSORED                                                                                31,576
(Cost $31,234)

COLLATERALIZED MORTGAGE OBLIGATIONS-- 0.11%
            5,000    Citibank Credit Card,
                          7.45% due 9/15/07                                                          5,302
(Cost $5,219)

REPURCHASE AGREEMENT-- 11.41%
           555,000    State Street Bank and Trust Co.,
                          0.65% due 1/02/02
                          (Collateralized by U.S.
                          Treasury Notes, 5.50%
                          due 2/28/03 with a
                          value of $569,331)                                                       555,000
(Cost $555,000)

TOTAL INVESTMENTS-- 103.99%                                                                      5,057,895
(Cost $5,020,940)

Other assets less liabilities-- (3.99%)                                                          (194,289)

TOTAL NET ASSETS-- 100.00%                                                              $        4,863,606

For federal income tax purposes, the identified cost of investments owned at
December 31, 2001, was $5,034,140.

Net unrealized appreciation for federal income tax purposes was $23,755, which is comprised of unrealized appreciation of $49,202 and unrealized depreciation of $25,447.

See accompanying Notes to Financial Statements.

Global Fixed Income

The over investment of the late 1990s ended in a bust, and the Federal Reserve
Board responded by lowering the Fed Funds rate almost the moment 2001 began.
They continued to reduce short-term rates all year long. Central banks elsewhere did the same, although few with such earnestness. By the spring, the U.S.
economy had entered recession, Europe was stumbling and Japan was mired in economic blight. A synchronized global economic slowdown was in play. In
September, the terrorist attacks brought new trauma to the financial markets. It was not until November that the bond market finally decided that a renewal of economic growth was on the horizon. The market closed the year with bond yields rising sharply.

All in all, it proved to be a good year for bonds. But how good was largely a function of where you were invested along the yield curve. While long-term bond yields fell modestly, short-term rates dropped dramatically and the yield curve moved from flat to steep. Investment grade credit performed well while high yield had considerable difficulty as a number of corporations found themselves in or near bankruptcy. Among countries, Japan, surprisingly, was the year's best performer (in hedged terms). Europe lagged, as did most peripheral markets.

In 2001, the Portfolio underperformed its benchmark, the J.P. Morgan Hedged
Global Government Bond Index.* Our yield curve distribution, both in the U.S.
and in Europe, contributed as yields in the short end of the curve fell rapidly.
Our Japan positioning was not helpful, as we believed that with 5-year Japan yields so low and the country's financial outlook precarious, the risk/reward tradeoff did not favor Japanese bonds. Our underweight of UK bonds added value, as this market turned in the worst performance. Likewise, our use of investment grade credit was a positive for the Portfolio. Our modest position in below investment grade corporate bonds resulted in our avoiding the debacle of the high yield market although, since our index includes only government bonds, this position did not produce excess returns.

The outlook for 2002 is favorable for bonds, especially corporate bonds and other sectors exposed to credit. Corporations have been busy cutting costs, while central banks have been busy cutting interest rates and creating liquidity. Although economic growth is clearly on the horizon, inflation is benign with energy costs low. The recovery is likely to be moderate in condition, at least in the short run.

Standish International Management Co., LLC

*Indices are unmanaged and not available for direct investment.

FUND DIVERSIFICATION
                                                                      % OF TOTAL
Basic Materials                                                            0.71%
Capital Goods                                                              0.86%
Consumer Cyclical                                                          6.21%
Consumer Staples                                                           8.15%
Energy                                                                     0.74%
Financial                                                                 17.69%
Healthcare                                                                 0.27%
Technology                                                                 3.78%
Transportation & Services                                              0.16%
Utilities                                                                  4.03%
Convertible Corporate Bonds                                                0.03%
Government Bonds                                                          34.01%
U.S. Government Securities                                                 9.28%
U.S. Government Sponsored                                                  2.72%
Convertible Preferred Stock                                                0.35%
Call Options Purchased                                                     0.23%
Put Options Purchased                                                      0.03%
Cash & Equivalents                                                    10.75%

As of December 31, 2001, schedule of investments. Subject to change.

TOTAL RETURN AS OF DECEMBER 31, 2001
                       THREE        SIX                      SINCE COMMENCEMENT
                      MONTHS       MONTHS       ONE YEAR      NOVEMBER 13, 1997
Global Fixed Income    0.19%        2.04%         4.42%             5.40%

TABLE - GLOBAL FIXED INCOME PORTFOLIO VERSUS
JP MORGAN HEDGED GLOBAL GOVERNMENT BOND INDEX

Average annual compounded total returns for one year and the life of the
Portfolio (commencement November 13, 1997) as of December 31, 2001, were 4.42%
and 5.40%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance.
Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2001

GLOBAL FIXED INCOME

      FACE
     AMOUNT*          DESCRIPTION                                                            MARKET VALUE

CORPORATE BONDS-- 42.60%
AUSTRALIA-- 0.21%
$           15,000    Telstra Corp.,
                          5.875% due 6/21/05                                            $           13,714

CAYMAN ISLANDS-- 0.61%
            30,000    MBNA America,
                          4.375% due 8/19/04                                                        26,789
            15,000    Philip Morris,
                          5.625% due 6/24/08                                                        13,328
                                                                                                    40,117
DENMARK -- 1.64%
           944,514    Denmark Realkredit,
                          5.00% due 10/01/19                                                       107,096
               836    Denmark Realkredit,
                          8.00% due 10/01/26                                                           106
                                                                                                   107,202
FRANCE -- 0.21%
            15,000    Vivendi Environment,
                          5.875% due 6/27/08                                                        13,547

JAPAN -- 12.30%
        16,000,000    Development Bank of Japan,
                          1.75% due 6/21/10                                                        126,064
        19,000,000    GE Financial,
                          1.60% due 6/20/11                                                        141,895
        15,000,000    Gen Capital Corp.,
                          1.40% due 11/02/06                                                       118,718
        10,000,000    McDonald's Corp.,
                          2.00% due 3/09/10                                                         79,939
         7,000,000    Pfizer,
                          0.80% due 3/18/08                                                         53,197
        36,000,000    Procter & Gamble,
                          2.00% due 6/21/10                                                        285,738
                                                                                                   805,551
LUXEMBOURG-- 0.76%
            35,000    Sogerim,
                          0.00% due 4/20/11                                                         31,954
            20,000    Tyco International Group,
                          6.125% due 4/04/07                                                        18,049
                                                                                                    50,003
NETHERLANDS-- 1.51%
            15,000    Ahold Finance,
                          6.375% due 6/08/05                                                        13,909
            50,000    Heinz,
                          5.125% due 4/10/06                                                        44,830
            15,000    KPN,
                          4.742% due 6/13/02                                                        13,257
            15,000    Telefonica Europe,
                          6.125% due 9/21/05                                                        13,719
            15,000    TPSA Eurofinance,
                          6.625% due 3/01/06                                                        13,503
                                                                                                    99,218
NIGERIA -- 0.42%
            15,000    Daimler Chrysler,
                          6.125% due 3/21/06                                                        13,561
            15,000    Fosters Finance,
                          5.75% due 3/17/05                                                         13,730
                                                                                                    27,291
UNITED KINGDOM-- 4.55%
            29,000    Abbey National,
                          7.75% due 12/31/03                                                        44,014
            15,000    BAT International Finance,
                          0.00% due 4/14/04                                                         13,325
            15,000    Bank of Ireland,
                          99.862% due 12/29/49                                                      14,066
            15,000    British Telecom,
                          8.125% due 12/15/10                                                       16,635
            15,000    Coca-Cola Corp.,
                          5.25% due 6/27/06                                                         13,426
            10,000    Halifax,
                          6.375% due 4/03/08                                                        15,036
            40,000    Lehman Brothers,
                          6.95% due 6/22/04                                                         59,796
            20,000    Lloyds Bank,
                          6.625% due 7/15/10                                                        29,576
            25,000    National Westminster,
                          6.625% due 10/29/49                                                       22,900
            15,000    NGG Finance,
                          99.71% due 8/23/06                                                        13,395
            10,000    Royal Bank of Scotland,
                          7.375% due 8/31/10                                                        15,447
            10,000    Sainsbury,
                          5.625% due 7/11/08                                                         8,988
            15,000    Transco,
                          5.25% due 5/23/06                                                         13,469
            10,000    UK Gilt Treasury,
                          9.00% due 10/13/08                                                        17,764
                                                                                                   297,837
UNITED STATES-- 20.39%
            15,000    AES Corp.,
                          9.375% due 9/15/10                                                        13,575
            15,000    Alabama Power,
                          7.85% due 5/15/03                                                         15,889
            15,000    Allied Waste,
                          7.375% due 1/01/04                                                        14,887
            15,000    Amvescap PLC,
                          6.60% due 5/15/05                                                         15,518
            15,000    Amvescap PLC,
                          5.90% due 1/15/07                                                         14,950
            25,000    Aramark Services,
                          6.75% due 8/01/04                                                         25,261
            25,000    AT&T Corp.,
                          6.00% due 11/21/06                                                        21,869
            35,000    Beckman Coulter, Inc.,
                          7.10% due 3/04/03                                                         36,073
            10,000    Boeing Capital Corp.,
                          5.75% due 2/15/07                                                          9,981
            25,000    Clear Channel,
                          6.50% due 7/07/05                                                         22,272
            35,000    Cleveland Electric,
                          7.67% due 7/01/04                                                         37,289
            25,000    CMS Energy Corp.,
                          8.125% due 5/15/02                                                        25,174
            20,000    Coca-Cola Enterprise,
                          6.125% due 8/15/11                                                        20,162
            15,000    Comcast Cable,
                          6.75% due 1/30/11                                                         15,091
            25,000    Conoco Funding Co.,
                          5.45% due 10/15/06                                                        25,036
            10,000    Consolidated Natural,
                          5.375% due 11/01/06                                                        9,871
            25,000    Cox Communications,
                          7.75% due 11/01/10                                                        26,738
            25,000    Crescent Real Estate,
                          7.00% due 9/15/02                                                         25,012
             5,000    CSC Holdings,
                          7.625% due 4/01/11                                                         5,015
            20,000    Diageo Capital,
                          6.125% due 8/15/05                                                        20,679
            15,000    Dime Bancorp, Inc.,
                          9.00% due 12/19/02                                                        15,769
            25,000    Dominican Republic,
                          9.50% due 9/27/06                                                         25,562
            14,000    Domtar, Inc.,
                          7.875% due 10/15/11                                                       14,586
            20,000    Edperbrascan Corp.,
                          7.125% due 12/16/03                                                       20,306
             5,000    Enterprise Rent-A-Car,
                          8.25% due 5/01/05                                                          5,170
            25,000    Enterprise Rent-A-Car,
                          7.35% due 6/15/08                                                         24,974
            35,000    European Investment,
                          4.00% due 1/15/07                                                         30,308
            20,000    Fleet Boston Financial,
                          7.25% due 9/15/05                                                         21,587
            15,000    Gap, Inc.,
                          8.80% due 12/15/08                                                        13,141
            20,000    Gillette,
                          5.25% due 12/30/02                                                        18,145
            15,000    GMAC,
                          6.00% due 10/16/06                                                        13,174
            15,000    Goldman Sachs,
                          6.875% due 1/15/11                                                        15,389
            15,000    GS Escrow Corp.,
                          7.00% due 8/01/03                                                         15,134
            20,000    GS Escrow Corp.,
                          7.125% due 8/01/05                                                        20,078
             3,000    HCA Healthcare,
                          7.875% due 2/01/11                                                         3,075
            20,000    Harrah's Operating,
                          7.125% due 6/01/07                                                        20,261
            15,000    Host Marriott,
                          9.50% due 1/15/07                                                         15,038
            30,000    International Lease Finance,
                          4.125% due 7/12/04                                                        26,563
            15,000    International Paper,
                          8.00% due 7/08/03                                                         15,815
            20,000    Kroger Co.,
                          6.80% due 4/01/11                                                         20,548
            15,000    Lear Corp.,
                          8.125% due 4/01/08                                                        13,403
            15,000    Meristar Hospitality,
                          10.50% due 6/15/09                                                        15,150
            11,341    Niagra Mohawk Power,
                          7.375% due 7/01/03                                                        11,803
            25,000    Niagra Mohawk Power,
                          7.75% due 10/01/08                                                        26,769
            15,000    Nisource, Inc.,
                          7.875% due 11/15/10                                                       15,549
            25,000    Norfolk Southern Corp.,
                          6.75% due 2/15/11                                                         25,398
            20,000    Northrop Grumman Corp.,
                          7.00% due 3/01/06                                                         20,949
            25,000    Panamsat Corp.,
                          6.125% due 1/15/05                                                        22,663
            20,000    Parker-Hannifan,
                          6.25% due 11/21/05                                                        18,177
            25,000    Pinnacle Partners,
                          8.83% due 8/15/04                                                         24,112
            20,000    Progress Energy, Inc.,
                          7.10% due 3/01/11                                                         20,821
             5,000    Pulte Corp.,
                          7.00% due 12/15/03                                                         5,095
            25,000    Republic Services, Inc.,
                          6.75% due 8/15/11                                                          5,015
            25,000    Royal Caribbean Cruise,
                          8.25% due 4/01/05                                                         21,745
            15,000    Safeway, Inc.,
                          6.50% due 3/01/11                                                         15,321
            30,000    Sara Lee Corp.,
                          6.125% due 7/27/07                                                        27,895
            20,000    Simon Property Group,
                          6.625% due 6/15/03                                                        20,668
            25,000    Sprint Capital Corp.,
                          6.125% due 11/15/08                                                       24,318
            15,000    Stora Enso Corp.,
                          7.375% due 5/15/11                                                        15,852
            20,000    Target Corp.,
                          5.40% due 10/01/08                                                        19,779
            20,000    Telus Corp.,
                          8.00% due 6/01/11                                                         21,259
            15,000    Tenet Healthcare Corp.,
                          5.375% due 11/15/06                                                       14,687
            20,000    Time Warner, Inc.,
                          7.75% due 6/15/05                                                         21,543
            15,000    Tricon Global Restaurants,
                          8.875% due 4/15/11                                                        16,088
            25,000    TRW, Inc.,
                          7.625% due 3/15/06                                                        25,770
            15,000    Tyco Capital Corp.,
                          5.50% due 5/16/05                                                         13,596
            20,000    Verizon Global,
                          6.75% due 12/01/05                                                        21,107
            15,000    Wachovia Corp.,
                          4.95% due 11/01/06                                                        14,743
            15,000    Wal-Mart Stores,
                          6.875% due 8/10/09                                                        16,234
            15,000    Wells Fargo Co.,
                          6.625% due 7/15/04                                                        15,925
             5,000    Wells Fargo Co.,
                          7.55% due 6/21/10                                                          5,482
             5,000    Worldcom, Inc.,
                          8.00% due 5/15/06                                                          5,327
            20,000    Worldcom, Inc.,
                          6.75% due 5/15/08                                                         18,224
                                                                                                 1,335,432
TOTAL CORPORATE BONDS                                                                            2,789,912
(Cost $2,864,850)

CONVERTIBLE CORPORATE BONDS-- 0.03%
$            5,000    Royal Caribbean Cruise,
                          0.00% due 5/18/21                                                          1,769
(Cost $2,137)

GOVERNMENT BONDS-- 34.01%
BRAZIL-- 0.23%
            20,000    Republic of Brazil,
                          9.50% due 1/24/11                                                         14,834

BULGARIA -- 0.21%
            15,000    Bulgaria Flirb,
                          4.562% due 7/28/12                                                        13,574

CANADA -- 4.22%
            50,000    Ontario Province of Canada,
                          6.375% due 6/10/04                                                        74,527
         9,000,000    Ontario Province of Canada,
                          1.875% due 1/25/10                                                        72,892
        17,000,000    Quebec Province of Canada,
                          1.60% due 5/09/13                                                        128,680
                                                                                                   276,099

COLUMBIA -- 0.27%
            20,000    Republic of Columbia,
                          11.375% due 1/31/08                                                       17,543

DENMARK -- 0.13%
            10,000    Bundesobl Republic,
                          4.50% due 7/04/09                                                          8,669

FRANCE -- 1.32%
            95,000    French Govt.,
                          5.00% due 1/12/06                                                         86,802

GERMANY-- 18.87%
            90,000    Bundesobl,
                          5.00% due 5/20/05                                                         82,303
           210,000    Deutschland Republic,
                          4.125% due 7/04/08                                                       179,626
            30,000    Deutschland Republic,
                          5.375% due 1/04/10                                                        27,369
           225,000    Deutschland Republic,
                          5.25% due 7/04/10                                                        203,936
            40,000    Deutschland Republic,
                          5.25% due 1/04/11                                                         36,478
           200,000    Deutschland Republic,
                          5.00% due 7/04/11                                                        179,019
           185,000    Deutschland Republic,
                          4.75% due 7/04/28                                                        149,241
           275,000    Deutschland Republic,
                          6.25% due 1/04/30                                                        276,080
           105,000    Treuhandanstalt,
                          7.50% due 9/09/04                                                        101,811
                                                                                                 1,235,863
ITALY -- 1.08%
         6,000,000    Eksportfinans,
                          1.80% due 6/21/10                                                         48,139
            25,000    Italy Govt.,
                          4.75% due 7/01/05                                                         22,716
                                                                                                    70,855
MEXICO -- 0.97%
         6,000,000    United Mexican,
                          3.10% due 4/24/02                                                         45,670
            20,000    United Mexican,
                          7.50% due 3/08/10                                                         17,778
                                                                                                    63,448

NETHERLAND -- 0.84%
            60,000    Netherland Govt.,
                          5.50% due 7/15/10                                                         55,133

PERU-- 0.18%
            15,000    Peru Flip,
                          4.50% due 3/07/17                                                         11,776

PHILIPPINES-- 0.28%
            20,000    Philippines,
                          9.375% due 12/07/06                                                       18,178

POLAND -- 0.49%
           150,000    Poland Govt.,
                          0.00% due 8/21/03                                                         32,298

SINGAPORE -- 1.11%
           120,000    Singapore Govt.,
                          5.625% due 7/01/08                                                        72,558

SWEDEN -- 3.81%
         1,000,000    Sweden Kingdom,
                          6.00% due 2/09/05                                                         99,083
         1,665,000    Sweden Govt.,
                          3.50% due 4/20/06                                                        150,745
                                                                                                   249,828

TOTAL GOVERNMENT BONDS                                                                           2,227,458
(Cost $2,279,749)

U.S. GOVERNMENT SECURITIES-- 9.28%
                      U.S. Treasury Bonds
           120,000        8.00% due 11/15/21                                                       151,889
            30,000        6.25% due 8/15/23                                                         31,767
            75,000        6.25% due 5/15/30                                                         81,267
           135,000        5.375% due 2/15/31                                                       133,144
                      U.S. Treasury Notes
            95,000        6.75% due 5/15/05                                                        103,320
           105,000        4.625% due 5/15/06                                                       106,497

TOTAL U.S. GOVERNMENT SECURITIES                                                                   607,884
(Cost $607,049)

U.S. GOVERNMENT SPONSORED-- 2.72%
                      Federal Home Loan Mortgage Corp.
            25,000        1.70% due 3/15/02                                                         24,914
                      Federal National Mortgage Assn.
           100,000        1.75% due 3/15/02                                                         99,645
            50,000        6.625% due 11/15/10                                                       53,282

TOTAL U.S. GOVERNMENT SPONSORED                                                                    177,841
(Cost $174,467)

CONVERTIBLE PREFERRED STOCK-- 0.35%
               500    Equity Office Properties                                                      22,900
(Cost $25,000)

CALL OPTIONS PURCHASED-- 0.23%
                      German Government Bond
           200,000        Apr 02 / 105.830                                                             125
                      Japanese Yen
           385,000        Mar 02 / 130.000                                                           1,984
            84,000        Sept 02 / 120.000                                                          6,672
                      United States Dollar
           125,000        Mar 02 / 96.109                                                            1,120
           190,000        Mar 02 / 103.000                                                             297
           120,000        Apr  02 / 101.000                                                          1,500
           125,000        May  02 / 99.687                                                           2,832
            60,000        Oct 02 / 107.953                                                             609
TOTAL CALL OPTIONS PURCHASED                                                                        15,139
(Cost $16,681)

PUT OPTIONS PURCHASED-- 0.03%
                      United States Dollar
           130,000        Feb  02 / .530                                                               389
           130,000        Sep 02 / .922                                                              1,491

TOTAL PUT OPTIONS PURCHASED                                                                          1,880
(Cost $5,597)

REPURCHASE AGREEMENT -- 8.60% $ 563,000State Street Bank and Trust Co.,
                          0.65% due 1/02/02
                          (Collateralized by U.S.
                          Treasury Notes, 5.50%
                          due 2/28/03 with a
                          value of $574,603)                                                       563,000
(Cost $563,000)

TOTAL INVESTMENTS-- 97.85%                                                                       6,407,783
(Cost $6,538,530)

Other assets less liabilities-- 2.15%                                                              141,007

TOTAL NET ASSETS-- 100.00%                                                              $        6,548,790

For federal income tax purposes, the identified cost of investments owned at
December 31, 2001, was $6,551,143.

Net unrealized depreciation for federal income tax purposes was $143,360, which is comprised of unrealized appreciation of $85,790 and unrealized depreciation of $229,150.

*Face amount is reflected in local currency while market value is reflected in U.S. Dollars.

See accompanying Notes to Financial Statements.

Money Market

The economy deteriorated further in the fourth quarter with the war on terrorism exacerbating the general economic malaise. Capacity utilization has dropped to
74.4% in December from 80.7% last November. Payrolls have declined precipitously, leaving the unemployment rate at 5.8% in December from 4.0%
twelve months ago. Third quarter GDP contracted 1.3% and fourth quarter is estimated to decline by an additional 1% to 2%. Consumer confidence, however, has bounced off its low of 85 in October to 94 in December on expectations for improvement in economic activity.

Although current economic conditions are bleak, expectations for the economy to rebound in 2002 are growing. The Federal Reserve has lowered the Federal Funds rate to 1.75% from 2.50% last quarter. This represents a decline of 4.75% for the year. The housing and auto sectors have continued to enjoy growth due to low interest rates. These two sectors are critical to an economic rebound given the many ancillary industries that are closely tied to these sectors.

Congress has yet to agree upon the much-talked-about fiscal stimulus, but it will be positively received. The economy is not expected to jump out of the blocks in 2002, but the foundation is laid for improvement as easing monetary and fiscal policy begin to take hold. In addition, price pressures are non-existent, thus posing no immediate threat to non-inflationary growth.

U.S. Treasury yield curve has steepened over the fourth quarter with the three-month treasury bills falling 63 basis points, while the two-year and thirty-year bond yields rose 40 and 14 basis points, respectively. The Fed is expected to cut the Federal Funds rate an additional 25 basis points to 1.50% at the January 30 Federal Open Market Committee meeting. The expectation is that the Fed will monitor financial markets and the economy before further action is taken.

Standish Mellon Asset Management Company LLC

TOTAL RETURN AS OF DECEMBER 31, 2001
                 THREE           SIX                         SINCE COMMENCEMENT
                 MONTHS         MONTHS          ONE YEAR      NOVEMBER 13, 1997
Money Market     0.59%           1.45%           3.77%              4.83%

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2001

MONEY MARKET

      FACE
     AMOUNT           DESCRIPTION                                                            MARKET VALUE

U.S. GOVERNMENT SECURITIES-- 19.13%
U.S. TREASURY BILLS
$          190,000    1.63% due 1/10/02                                                 $          189,922
           280,000    3.70% due 7/20/01                                                            279,798
TOTAL U.S. GOVERNMENT SECURITIES                                                                   469,720
(Cost $469,720)

U.S. GOVERNMENT SPONSORED-- 77.99%
FEDERAL FARM CREDIT
CORPORATION DISCOUNT NOTES
            35,000    2.39% due 1/25/02                                                             34,944
           130,000    2.37% due 2/28/02                                                            129,504
           250,000    2.32% due 3/28/02                                                            248,614

FEDERAL HOME LOAN BANK
DISCOUNT NOTES
           140,000    1.75% due 1/16/02                                                            139,898

FEDERAL HOME LOAN MORTGAGE
CORPORATION DISCOUNT NOTES
            40,000    2.01% due 1/03/02                                                             39,995
            40,000    3.515% due 1/03/02                                                            39,992
           240,000    2.28% due 1/11/02                                                            239,848
           105,000    2.235% due 1/17/02                                                           104,896
            25,000    3.68% due 2/28/02                                                             24,852
           104,000    2.23% due 3/22/02                                                            103,485
            15,000    3.78% due 5/03/02                                                             14,808

FEDERAL NATIONAL MORTGAGE
ASSOCIATION DISCOUNT NOTES
            28,000    2.39% due 1/31/02                                                             27,944
           155,000    1.83% due 2/07/02                                                            154,709
            10,000    2.75% due 3/01/02                                                              9,955
            45,000    2.21% due 4/11/02                                                             44,724
           250,000    6.59% due 5/16/02                                                            254,035
           100,000    6.375% due 10/15/02                                                          103,062

STUDENT LOAN MARKETING
ASSOCIATION DISCOUNT NOTES
           100,000    3.60% due 2/14/02                                                             99,560

INTERNATIONAL BANK DISCOUNT NOTES
           100,000    1.70% due 2/04/02                                                             99,849
TOTAL U.S. GOVERNMENT SPONSORED                                                                  1,914,674
(Cost $1,914,674)

REPURCHASE AGREEMENT-- 0.04%
             1,000    State Street Bank and Trust Co.,
                          0.65% due 1/02/02
                          (Collateralized by U.S.
                          Treasury Notes, 5.50%
                          due 2/28/03 with a
                          value of $5,185                                                            1,000
(Cost $1,000)

TOTAL INVESTMENTS-- 97.16%                                                                       2,385,394
(Cost $2,385,394)

Other assets less liabilities-- 2.84%                                                               69,727

TOTAL NET ASSETS-- 100.00%                                                              $        2,455,121

The identified cost of investments owned at December 31, 2001, was the same for financial statement and federal income tax purposes.

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2001
                                                                                 LARGE CAP           LARGE CAP          MID CAP
                                                                                   VALUE               GROWTH            EQUITY

ASSETS:
   Investments (including repurchase agreement), at cost                      $   3,131,052        $  4,265,447       $  3,204,994
   Investments, at value                                                      $   3,317,854        $  4,465,122       $  3,670,745
   Repurchase agreement                                                             255,000                  --             47,000
   Cash                                                                                  --             216,302             12,504
   Dividends receivable                                                               2,911               4,714              4,159
   Interest receivable                                                                    7                  --                 --
   Unrealized appreciation on forward currency contracts                                 --                  --                 --
   Receivables for investments sold                                                      --                  --                 --
   Receivables for fund shares sold                                                      --                  --                 35
   Other receivables                                                                     --                 120                 --
       Total assets                                                               3,575,772           4,686,258          3,734,443

LIABILITIES AND NET ASSETS:
   Cash overdraft                                                                     1,387                  --                 --
   Foreign cash overdraft (cost $156)                                                    --                  --                 --
   Fees payable                                                                         154                  --              2,724
   Options written                                                                       --                  --                 --
   Variation margin payable                                                              --                  --                 --
   Payable for fund shares redeemed                                                      --                  --                696
   Payable for investments purchased                                                     --              85,673             11,760
       Total liabilities                                                              1,541              85,673             15,180
NET ASSETS                                                                    $   3,574,231        $  4,600,585       $  3,719,263

NET ASSETS CONSIST OF:
   Capital (capital stock and paid-in capital)                                $   3,640,775        $  5,385,662       $  3,235,394
   Accumulated undistributed net investment income                                       50                  --                 --
   Accumulated net realized gain (loss) on sale of investments, foreign currency transactions, option contracts
     written and futures contracts                                                 (508,396)           (984,752)           (28,882)
   Net unrealized appreciation (depreciation) in value of investments, forward foreign currency contracts, option contracts written, futures contracts and translation of assets and liabilities
     in foreign currency                                                             441,802             199,675            512,751

NET ASSETS APPLICABLE TO OUTSTANDING SHARES                                   $    3,574,231       $   4,600,585      $   3,719,263
Capital shares, $.001 par value:
   Authorized                                                                    500,000,000         500,000,000        500,000,000

   Outstanding                                                                       365,188             408,040            317,109

NET ASSET VALUE PER SHARE                                                     $         9.79       $       11.27      $       11.73

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2001
                                                                                  SMALL CAP              GROWTH
                                                                                   EQUITY            & INCOME          BALANCED

ASSETS:
   Investments (including repurchase agreement), at cost                      $        3,285,422     $  5,542,728     $   3,651,205
   Investments, at value                                                      $        3,722,894     $  5,825,865     $   3,538,452
   Repurchase agreement                                                                       --          300,000                --
   Cash                                                                                  232,205           35,218           129,135
   Dividends receivable                                                                      260            6,082             4,102
   Interest receivable                                                                        --                8            25,386
   Unrealized appreciation on forward currency contracts                                      --               --                --
   Receivables for investments sold                                                       51,196            7,369                --
   Receivables for fund shares sold                                                           --               --                --
   Other receivables                                                                          --               --                --
       Total assets                                                                    4,006,555        6,174,542         3,697,075

LIABILITIES AND NET ASSETS:
   Cash overdraft                                                                             --               --                --
   Foreign cash overdraft (cost $156)                                                         --               --                --
   Fees payable                                                                              151              245                29
   Options written                                                                            --               --                --
   Variation margin payable                                                                   --               --                --
   Payable for fund shares redeemed                                                           --               --                --
   Payable for investments purchased                                                      69,871           92,707                --
       Total liabilities                                                                  70,022           92,952                29
NET ASSETS                                                                    $        3,936,533     $  6,081,590     $   3,697,046

NET ASSETS CONSIST OF:
   Capital (capital stock and paid-in capital)                                $        4,701,563     $  5,523,690     $   3,838,576
   Accumulated undistributed net investment income                                            --               --               406
   Accumulated net realized gain (loss) on sale of investments, foreign currency transactions, option contracts
     written and futures contracts                                                   (1,202,502)         (25,237)          (29,183)
   Net unrealized appreciation (depreciation) in value of investments, forward foreign currency contracts, option contracts written, futures contracts and translation of assets and liabilities
     in foreign currency                                                                 437,472          583,137         (112,753)

NET ASSETS APPLICABLE TO OUTSTANDING SHARES                                   $        3,936,533     $  6,081,590     $   3,697,046
Capital shares, $.001 par value:
   Authorized                                                                        500,000,000      500,000,000       500,000,000

   Outstanding                                                                           462,760          486,536           395,497

NET ASSET VALUE PER SHARE                                                     $             8.51     $      12.50     $        9.35

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2001
                                                                                  INTERMEDIATE            GLOBAL            MONEY
                                                                                  FIXED INCOME         FIXED INCOME         MARKET
ASSETS:
   Investments (including repurchase agreement), at cost                      $        5,020,940     $  6,538,530     $   2,385,394
   Investments, at value                                                      $        4,502,895     $  5,844,783     $   2,384,394
   Repurchase agreement                                                                  555,000          563,000             1,000
   Cash                                                                                      562            2,952               230
   Dividends receivable                                                                       --               --                --
   Interest receivable                                                                    48,795          109,561             3,453
   Unrealized appreciation on forward currency contracts                                      --           45,206                --
   Receivables for investments sold                                                           --               --                --
   Receivables for fund shares sold                                                           --               --            67,934
   Other receivables                                                                          --           16,763                --
       Total assets                                                                    5,107,252        6,582,265         2,457,011

LIABILITIES AND NET ASSETS:
   Cash overdraft                                                                             --               --                --
   Foreign cash overdraft (cost $156)                                                         --              155                --
   Fees payable                                                                            3,004            5,186               972
   Options written                                                                            --           25,978                --
   Variation margin payable                                                                  219            1,828                --
   Payable for fund shares redeemed                                                        2,239              328               918
   Payable for investments purchased                                                     238,184               --                --
       Total liabilities                                                                 243,646           33,475             1,890
NET ASSETS                                                                    $        4,863,606     $  6,548,790     $   2,455,121

NET ASSETS CONSIST OF:
   Capital (capital stock and paid-in capital)                                $        4,908,665     $  6,714,722     $   2,453,144
   Accumulated undistributed net investment income                                         9,338          101,767                --
   Accumulated net realized gain (loss) on sale of investments, foreign currency transactions, option contracts written and
     futures contracts                                                                   (96,455)       (184,555)             1,977
   Net unrealized appreciation (depreciation) in value of investments, forward foreign currency contracts, option contracts written, futures contracts and translation of assets and liabilities
     in foreign currency                                                                   42,058        (83,144)                --

NET ASSETS APPLICABLE TO OUTSTANDING SHARES                                   $         4,863,606    $  6,548,790     $   2,455,121
Capital shares, $.001 par value:
   Authorized                                                                         500,000,000     500,000,000       500,000,000

   Outstanding                                                                            486,565         720,990         2,453,144

NET ASSET VALUE PER SHARE                                                     $             10.00    $       9.08     $        1.00

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2001
                                                                                   LARGE CAP          LARGE CAP            MID CAP
                                                                                      VALUE             GROWTH              EQUITY
INVESTMENT INCOME:
Income:
     Dividends                                                                $            64,696    $     36,251      $     37,871
     Interest                                                                               9,862           5,161             2,377
     Foreign tax withheld                                                                 (1,088)           (182)              (75)
                                                                                           73,470          41,230            40,173
EXPENSES (NOTE 3):
     Management fees                                                                       27,775          40,058            27,988
     Custody and accounting fees                                                              666             961            16,487
     Professional fees                                                                     11,556          11,556            11,556
     Directors' fees                                                                        5,460           5,460             5,460
     Contractholder reports                                                                 1,170           1,170             1,170
     Pricing fees                                                                              --              --                --
     Other expenses                                                                         2,258           2,258             1,467
        Total expenses before reimbursement                                                48,885          61,463            64,128
        Less: expense reimbursement                                                      (17,638)        (16,397)          (32,641)
        Net expenses                                                                       31,247          45,066            31,487
        Net investment income (loss)                                                       42,223         (3,836)             8,686

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS WRITTEN AND
FOREIGN CURRENCY TRANSACTIONS:
     Realized gain (loss) from:
      Investment transactions                                                              54,488       (966,558)           106,026
      Foreign currency transactions                                                            --              --                --
      Option contracts written                                                                 --              --                --
      Futures contracts                                                                        --              --                --
       Net realized gain (loss) from investments, options written,
         futures contracts and foreign currency transactions                               54,488       (966,558)           106,026

     Change in net unrealized appreciation (depreciation) from:
      Investments                                                                       (147,297)       (497,113)         (202,363)
      Option contracts written                                                                 --             --                --
      Futures contracts                                                                        --             --                --
      Translation of assets and liabilities in foreign currencies                              --             --                --

      Net unrealized appreciaton (depreciation)                                         (147,297)       (497,113)         (202,363)

       Net gain (loss) on investments, options written, futures
         contracts and foreign currency transactions                                     (92,809)     (1,463,671)          (96,337)
       Increase (decrease) in net assets resulting from operations            $          (50,586)    $(1,467,507)    $     (87,651)

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2001
                                                                                  SMALL CAP             GROWTH
                                                                                   EQUITY            & INCOME          BALANCED

INVESTMENT INCOME:
Income:
     Dividends                                                                $            4,404     $     85,365    $       40,176
     Interest                                                                             12,418            7,415           102,111
     Foreign tax withheld                                                                     --            (434)              (71)
                                                                                          16,822           92,346           142,216
EXPENSES (NOTE 3):
     Management fees                                                                      36,200           45,021            27,963
     Custody and accounting fees                                                             731            1,080               671
     Professional fees                                                                    11,556           11,556            11,556
     Directors' fees                                                                       5,460            5,460             5,460
     Contractholder reports                                                                1,170            1,170             1,170
     Pricing fees                                                                             --               --             4,450
     Other expenses                                                                        2,258            2,258             2,258
        Total expenses before reimbursement                                               57,375           66,545            53,528
        Less: expense reimbursement                                                     (17,364)         (15,896)          (22,069)
        Net expenses                                                                      40,011           50,649            31,459
        Net investment income (loss)                                                    (23,189)           41,697           110,757

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS WRITTEN AND
FOREIGN CURRENCY TRANSACTIONS:
     Realized gain (loss) from:
      Investment transactions                                                        (1,115,723)          309,437          (27,074)
      Foreign currency transactions                                                          --                --               --
      Option contracts written                                                               --                --               --
      Futures contracts                                                                      --                --               --
       Net realized gain (loss) from investments, options written,
          futures contracts and foreign currency transactions                        (1,115,723)          309,437          (27,074)

   Change in net unrealized appreciation (depreciation) from:
      Investments                                                                        740,185        (717,459)            36,063
      Option contracts written                                                                --               --                --
      Futures contracts                                                                       --               --                --
      Translation of assets and liabilities in foreign currencies                             --               --                --
      Net unrealized appreciaton (depreciation)                                          740,185        (717,459)            36,063
       Net gain (loss) on investments, options written, futures
         contracts and foreign currency transactions                                   (375,538)        (408,022)             8,989
       Increase (decrease) in net assets resulting from operations            $        (398,727)     $  (366,325)    $      119,746

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2001
                                                                                  INTERMEDIATE            GLOBAL             MONEY
                                                                                  FIXED INCOME         FIXED INCOME          MARKET
INVESTMENT INCOME:
Income:
     Dividends                                                                $            1,313     $      1,313    $           --
     Interest                                                                            235,758          314,031            84,814
     Foreign tax withheld                                                                     --          (1,056)                --
                                                                                         237,071          314,288            84,814
EXPENSES (NOTE 3):
     Management fees                                                                      22,347           47,748             8,232
     Custody and accounting fees                                                          23,456           37,081             3,316
     Professional fees                                                                    11,556           11,556            11,556
     Directors' fees                                                                       5,460            5,460             5,460
     Contractholder reports                                                                1,170            1,170             1,170
     Pricing fees                                                                         10,427            9,422                --
     Other expenses                                                                        1,103            1,505             1,377
      Total expenses before reimbursement                                                 75,519          113,942            31,111
      Less: expense reimbursement                                                       (45,722)         (50,034)          (20,821)
      Net expenses                                                                        29,797           63,908            10,290
      Net investment income (loss)                                                       207,274          250,380            74,524

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS WRITTEN AND
FOREIGN CURRENCY TRANSACTIONS:
     Realized gain (loss) from:
      Investment transactions                                                             47,519          116,478             2,011
      Foreign currency transactions                                                           --            3,912                --
      Option contracts written                                                                --           20,149                --
      Futures contracts                                                                  (6,762)            8,455                --
       Net realized gain (loss) from investments, options written,
          futures contracts and foreign currency transactions                             40,757          148,994             2,011

   Change in net unrealized appreciation (depreciation) from:
      Investments                                                                       (16,855)        (305,596)                --
      Option contracts written                                                                --            4,204                --
      Futures contracts                                                                    5,103            4,602                --
      Translation of assets and liabilities in foreign currencies                             --          168,951                --
      Net unrealized appreciaton (depreciation)                                         (11,752)        (127,839)                --

       Net gain (loss) on investments, options written, futures
         contracts and foreign currency transactions                                      29,005           21,155             2,011
       Increase (decrease) in net assets resulting from operations            $          236,279     $    271,535    $       76,535

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31
                                                                      LARGE CAP VALUE                       LARGE CAP GROWTH
                                                                 2001               2000                 2001               2000
OPERATIONS:
   Net investment income (loss)                             $     42,223      $      50,058         $    (3,836)     $    (26,829)
   Net realized gain (loss) from investments,
     options written, futures contracts
     and foreign currency transactions                            54,488          (489,414)            (966,558)           172,860
   Net unrealized appreciation (depreciation) on
     investments and translation of
     assets and liabilities in foreign currencies              (147,297)            714,300            (497,113)       (1,089,169)
      Net increase (decrease) in net assets
       resulting from operations                                (50,586)            274,944          (1,467,507)         (943,138)

DISTRIBUTIONS TO CONTRACTHOLDERS:
   Net investment income                                        (42,173)           (50,058)                   --                --
   Net realized gain from investment transactions                     --                 --                   --          (290,846)
   Tax return of capital                                              --            (1,398)                   --           (27,970)
   In excess of realized capital gains                                --                 --                   --                --
      Total distributions to contractholders                    (42,173)           (51,456)                   --          (318,816)

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                                   152,046            252,411              473,676          2,418,759
   Reinvested distributions                                       42,173             51,456                   --            318,817
                                                                 194,219            303,867              473,676          2,737,576
   Shares repurchased                                           (37,071)          (210,235)            (258,593)          (230,728)
      Net increase from capital share transactions               157,148             93,632              215,083          2,506,848
       Net increase (decrease) in net assets                      64,389            317,120          (1,252,424)          1,244,894

NET ASSETS:
   Beginning of year                                           3,509,842           3,192,722           5,853,009          4,608,115

   End of year                                              $  3,574,231      $    3,509,842        $  4,600,585     $    5,853,009

   Undistributed net investment income
     at end of year                                         $         50      $           --        $         --     $           --

   Fund share transactions:
     Shares sold                                                  15,845              26,661              37,758            126,618
     Reinvested distributions                                      4,397               5,327                  --             22,595
                                                                  20,242              31,988              37,758            149,213
     Shares repurchased                                          (3,740)            (22,957)            (21,458)           (12,990)

      Net increase in fund shares                                 16,502               9,031              16,300            136,223

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31
                                                                      MID CAP EQUITY                         SMALL CAP EQUITY
                                                                 2001               2000                 2001               2000
OPERATIONS:
   Net investment income (loss)                             $      8,686      $        5,713       $   (23,189)      $     (20,885)
   Net realized gain (loss) from investments,
     options written, futures contracts
     and foreign currency transactions                           106,026             368,769        (1,115,723)             989,571
   Net unrealized appreciation (depreciation) on
     investments and translation of
     assets and liabilities in foreign currencies              (202,363)             392,733            740,185         (1,234,215)
      Net increase (decrease) in net assets
       resulting from operations                                (87,651)             767,215          (398,727)           (265,529)

DISTRIBUTIONS TO CONTRACTHOLDERS:
   Net investment income                                         (8,632)              (4,990)                --                  --
   Net realized gain from investment transactions               (84,978)            (386,769)                --           (967,804)
   Tax return of capital                                         (4,112)             (55,883)                --                  --
   In excess of realized capital gains                                --             (29,453)            (9,404)                 --
      Total distributions to contractholders                    (97,722)            (459,095)            (9,404)          (967,804)

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                                   313,343              194,511            428,852          1,370,310
   Reinvested distributions                                       97,722              459,095              9,404            967,804
                                                                 411,065              653,606            438,256          2,338,114
   Shares repurchased                                           (94,434)            (135,488)          (178,155)          (211,863)
      Net increase from capital share transactions               316,631              518,118            260,101          2,126,251
       Net increase (decrease) in net assets                     131,258              826,238          (148,030)            892,918

NET ASSETS:
   Beginning of year                                           3,588,005            2,761,767          4,084,563          3,191,645

   End of year                                              $  3,719,263      $     3,588,005      $   3,936,533     $    4,084,563

   Undistributed net investment income at end of year       $         --      $            --      $          --     $           --

   Fund share transactions:
     Shares sold                                                  27,353               16,375             51,228             93,135
     Reinvested distributions                                      8,557               39,306              1,143            113,993
                                                                  35,910               55,681             52,371            207,128
     Shares repurchased                                          (8,374)             (10,428)           (22,066)           (16,499)

      Net increase in fund shares                                 27,536               45,253             30,305            190,629

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31
                                                                   GROWTH & INCOME                          BALANCED
                                                                 2001               2000                 2001               2000
OPERATIONS:
   Net investment income                                    $     41,697      $        51,995      $     110,757     $      109,814
   Net realized gain (loss) from investments,
     options written, futures contracts
     and foreign currency transactions                           309,437             (36,755)           (27,074)             59,360
   Net unrealized appreciation (depreciation)
     on investments and translation of
     assets and liabilities in foreign currencies              (717,459)              728,523             36,063             79,718
      Net increase (decrease) in net assets resulting
       from operations                                         (366,325)              743,763            119,746            248,892

DISTRIBUTIONS TO CONTRACTHOLDERS:
   Net investment income                                        (31,939)             (53,304)          (110,474)          (109,814)
   Net realized gain from investment transactions              (268,015)              (7,581)                 --           (43,388)
   Tax return of capital                                          12,732             (64,990)                 --           (18,487)
   In excess of realized capital gains                            34,995             (41,651)                 --                 --
      Total distributions to contractholders                   (347,681)            (167,526)          (110,474)          (171,689)

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                                 1,047,170            1,352,365            341,363            130,258
   Reinvested distributions                                      347,681              167,526            110,475            171,691
                                                               1,394,851            1,519,891            451,838            301,949

   Shares repurchased                                          (222,564)            (106,341)           (77,363)           (36,492)
      Net increase from capital share transactions             1,172,287            1,413,550            374,475            265,457
       Net increase (decrease) in net assets                     458,281            1,989,787            383,747            342,660

NET ASSETS:
   Beginning of year                                           5,623,309            3,633,522          3,313,299          2,970,639

   End of year                                              $  6,081,590      $     5,623,309      $   3,697,046     $    3,313,299

   Undistributed net investment income at end of year       $         --      $            --      $         406     $           --

   Fund share transactions:
     Shares sold                                                  80,354              104,976             36,245             13,219
     Reinvested distributions                                     28,267               12,354             11,879             19,313
                                                                 108,621              117,330             48,124             32,532

     Shares repurchased                                         (17,898)              (8,212)            (8,589)            (3,784)

      Net increase in fund shares                                 90,723              109,118             39,535             28,748

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31
                                                                 INTERMEDIATE FIXED INCOME                  GLOBAL FIXED INCOME
                                                                  2001               2000                 2001               2000
OPERATIONS:
   Net investment income                                    $    207,274      $       169,238      $     250,380     $      266,625
   Net realized gain (loss) from investments,
     options written, futures contracts
     and foreign currency transactions                            40,757             (43,444)            148,994             52,085
   Net unrealized appreciation (depreciation)
     on investments and translation of
     assets and liabilities in foreign currencies               (11,752)              157,668          (127,839)            204,640
      Net increase (decrease) in net assets resulting
       from operations                                           236,279              283,462            271,535            523,350

DISTRIBUTIONS TO CONTRACTHOLDERS:
   Net investment income                                       (204,728)            (168,195)          (208,054)          (276,804)
   Net realized gain from investment transactions                     --                   --                 --                 --
   Tax return of capital                                              --                   --                 --          (372,052)
   In excess of realized capital gains                                --                   --                 --           (14,674)
      Total distributions to contractholders                   (204,728)            (168,195)          (208,054)          (663,530)

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                                 1,898,820              548,493            235,619             52,981
   Reinvested distributions                                      204,729              168,195            208,054            663,530
                                                               2,103,549              716,688            443,673            716,511

   Shares repurchased                                          (473,964)            (169,152)           (41,391)            (9,287)
      Net increase from capital share transactions             1,629,585              547,536            402,282            707,224
       Net increase (decrease) in net assets                   1,661,136              662,803            465,763            567,044
NET ASSETS:
   Beginning of year                                           3,202,470            2,539,667          6,083,027          5,515,983

   End of year                                              $  4,863,606      $     3,202,470      $   6,548,790     $    6,083,027

   Undistributed net investment income at end of year       $      9,338      $         4,143      $     101,767     $      107,116

   Fund share transactions:
     Shares sold                                                 183,581               55,562             25,392              5,546
     Reinvested distributions                                     20,535               17,251             22,863             73,972
                                                                 204,116               72,813             48,255             79,518

     Shares repurchased                                         (46,306)             (17,731)            (4,446)              (962)

      Net increase in fund shares                                157,810               55,082             43,809             78,556

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31
                                                                                             MONEY MARKET
                                                                                       2001               2000
OPERATIONS:
   Net investment income                                                        $          74,524  $          105,929
   Net realized gain (loss) from investments,
     options written, futures contracts
     and foreign currency transactions                                                      2,011                   8
   Net unrealized appreciation (depreciation)
     on investments and translation of
     assets and liabilities in foreign currencies                                              --                  --
      Net increase (decrease) in net assets resulting
       from operations                                                                     76,535             105,937

DISTRIBUTIONS TO CONTRACTHOLDERS:
   Net investment income                                                                 (74,524)           (105,929)
   Net realized gain from investment transactions                                              --                  --
   Tax return of capital                                                                       --                  --
   In excess of realized capital gains                                                         --                  --
      Total distributions to contractholders                                             (74,524)           (105,929)

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                                                          4,923,556           7,462,985
   Reinvested distributions                                                                74,524             101,249
                                                                                        4,998,080           7,564,234

   Shares repurchased                                                                 (4,544,676)         (7,165,695)
      Net increase from capital share transactions                                        453,404             398,539
       Net increase (decrease) in net assets                                              455,415             398,547

NET ASSETS:
   Beginning of year                                                                    1,999,706           1,601,159

   End of year                                                                  $       2,455,121  $        1,999,706

   Undistributed net investment income at end of year                           $              --  $               --

   Fund share transactions:
     Shares sold                                                                        4,923,556           7,462,985
     Reinvested distributions                                                              74,524             101,249
                                                                                        4,998,080           7,564,234

     Shares repurchased                                                               (4,544,676)         (7,165,695)

      Net increase in fund shares                                                         453,404             398,539

See accompanying Notes to Financial Statements.

Notes to Financial Statements

1. SIGNIFICANT ACCOUNTING POLICIES:
Investors Mark Series Fund (the Fund) is registered under the Investment Company
Act of 1940 (as amended) as a diversified open-end management investment company of the series type. The Fund is required to account for the assets of each series separately and to allocate general liabilities of the Fund to each series based upon the net asset value of each series. Shares of the Fund are distributed to a variable annuity separate account of Business Men's Assurance
Company of America. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. INVESTMENT VALUATION -- Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last quoted sales price; securities for which there were no sales reported are valued at the mean between the bid and ask prices; exchange listed options are valued at the last sales price; bonds and other securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the Board of Directors. Securities with maturities of 60 days or less when acquired or subsequently within 60 days of maturity are valued at amortized cost, which approximates market value.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investment in foreign securities may involve risks not present in domestic investments.
Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

Pursuant to Rule 2a-7 of the Investment Company Act of 1940 (as amended), securities in the Money Market Portfolio are valued at amortized cost, which approximates market value.

B. OPTIONS -- When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current market value of the option written. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon exercise of the option.

Purchased options are recorded as investments and marked-to-market daily to reflect the current market value of the option contract. If a purchased option expires, a loss is realized in the amount of the cost of the option. If a closing transaction is entered into, a gain or loss is realized, to the extent that the proceeds from the sale are greater or less than the cost of the option.
If a put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

C. FOREIGN CURRENCY TRANSLATION -- All assets and liabilities expressed in foreign currencies are converted into U.S. dollars based on current exchange rates at the end of the period. Purchases and sales of investments in securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.
The effects of changes in foreign currency exchange rates on investments are included in net realized and unrealized (gain) loss on investments in the
Statements of Operations.

D. FORWARD FOREIGN CURRENCY CONTRACTS -- The Global Fixed Income Portfolio may
enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. The portfolio may enter into these contracts to fix the U.S.
dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. These contracts may also be used to hedge the U.S.
dollar value of securities owned which are denominated in foreign currencies.

Forward foreign currency contracts are valued each day at the close of the New
York Stock Exchange at the forward rate, and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss equal to the difference between the value of the contract at the time it was opened and closed is recorded.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. These contracts involve market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The face or contract amount in U.S. dollars reflects the total exposure the portfolio has in that particular currency contract. In addition, there could be exposure to risks
(limited to the amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms of their contracts.

E. FUTURES -- The Intermediate Fixed Income and Global Fixed Income Portfolios
may utilize futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock markets, enhancing returns, maintaining liquidity, minimizing transaction costs and hedging possible variations in foreign exchange rates. The Intermediate Fixed Income and Global
Fixed Income Portfolios may purchase or sell financial and foreign currency futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indices and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based on their quoted daily settlement prices. Upon entering into a futures contract, the Intermediate Fixed Income and Global Fixed Income
Portfolios are required to deposit cash or liquid securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the Intermediate Fixed Income and Global Fixed Income Portfolios. The
Intermediate Fixed Income and Global Fixed Income Portfolios realize a gain or loss when the contract is closed or expires.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with member banks of the Federal Reserve or registered broker dealers whom the Fund's investment advisor deems creditworthy under guidelines approved by the Fund's
Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

G. EXPENSE LIMITATIONS -- Investors Mark Advisor, LLC. (the Advisor) has
voluntarily agreed to pay certain operating expenses in an amount that limits the total operating expenses of the portfolios to an annual rate of .50% of average daily net assets for the Money Market Portfolio; .80% of average daily net assets for the Intermediate Fixed Income Portfolio; .90% of the average daily net assets for Large Cap Value, Large Cap Growth, Mid Cap Equity, Growth
& Income and Balanced Portfolios; 1.00% of average daily net assets for the
Global Fixed Income Portfolio and 1.05% of average daily net assets for the
Small Cap Equity Portfolio. This expense limitation may be modified or terminated at the discretion of the Advisor at any time without notice to contractholders. The Advisor may be reimbursed by the Portfolios for such expenses at a later date. This may be done only if such reimbursement does not cause a Portfolio's expenses to exceed the expense cap percentage shown above.

At December 31, 2001, the total dollar amounts available for reimbursement to the Advisor are as follows:

PORTFOLIO
Large Cap Value                                              $            80,339
Large Cap Growth                                                          77,619
Mid Cap Equity                                                           140,769
Small Cap Equity                                                          93,722
Growth & Income                                                       84,414
Balanced                                                                  89,769
Intermediate Fixed Income                                                151,291
Global Fixed Income                                                      168,178
Money Market                                                             101,131

H. DISTRIBUTIONS TO CONTRACTHOLDERS -- Distributions to contractholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments for expiration of net operating losses, premium amortization on debt securities and recharacterization of foreign currency gains and losses. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the difference arises.

The tax character of distributions paid during the fiscal years ended December
31, 2001 and 2000, were identical to those distributions reported in the
Statement of Changes in Net Assets except as follows:
                                                                    2001
                                                              CAPITAL         RETURN OF
PORTFOLIO                                    ORDINARY          GAIN            CAPITAL                 TOTAL
Mid Cap Equity                                $24,985         $ 68,625        $  4,112              $ 97,722
Small Cap Equity                                9,390               --              14                 9,404
Growth & Income                            41,697          293,252          12,732               347,681

                                                                    2000
                                                              CAPITAL         RETURN OF
PORTFOLIO                                    ORDINARY          GAIN            CAPITAL                TOTAL
Mid Cap Equity                               $368,292         $ 34,920         $55,883              $459,095
Small Cap Equity                              620,556          347,248              --               967,804
Growth & Income                            88,690           13,846          64,990               167,526

On the Statements of Assets and Liabilities the following adjustments were made for permanent tax adjustments:

                                           ACCUMULATED             UNDISTRIBUTED
                                          NET REALIZED             NET INVESTMENT               PAID IN
PORTFOLIO                                  GAIN (LOSS)                 INCOME                   CAPITAL
Large Cap Growth                             $     --                  $   3,836               $   (3,836)
Mid Cap Equity                                  4,165                       (54)                   (4,111)
Small Cap Equity                                   15                     23,189                  (23,204)
Growth & Income                            22,489                    (9,758)                  (12,731)
Balanced                                      (1,585)                        123                     1,462
Intermediate Fixed Income                     (3,603)                      2,649                       954
Global Fixed Income                         (111,961)                   (43,682)                   155,643

As of December 31, 2001 the components of accumulated earnings (deficit) on a tax basis were identical to those reported in the Statement of Assets and
Liabilities except as follows:

Global Fixed Income
Undistributed ordinary income                                $         145,444
Undistributed long-term capital gains                                       --
Accumulated earnings                                                   145,444
Accumulated capital and other losses                                 (228,233)*
Unrealized appreciation (depreciation)                               (191,639)**
Total accumulated earnings (deficit)                         $       (274,428)

I. FEDERAL INCOME TAXES -- The Fund complied with the requirements of the
Internal Revenue Code applicable to regulated investment companies and therefore, no provision for federal or state tax is required.

As of December 31, 2001, the accumulated net realized loss on sales of investments for federal income tax purposes which are available to offset future taxable gains are as follows:

                                                                  CAPITAL LOSS
PORTFOLIO                                                         CARRYFORWARDS          EXPIRES
Large Cap Value                                                     $    385,291           2008
                                                                          97,463           2009
Large Cap Growth                                                         816,785           2009
Small Cap Equity                                                       1,047,233           2009
Balanced                                                                   3,236           2009
Intermediate Fixed Income                                                 70,291           2008
Global Fixed Income                                                      164,645           2008
Certain Portfolios incurred a loss for tax purposes
from November 1, 2001 to December 31, 2001. As permitted by tax regulations, the Portfolios intend to elect to defer and treat these losses as arising in the fiscal year ended December 31, 2002. The following Portfolios had deferred losses:

PORTFOLIO
Large Cap Value                                              $            16,067
Large Cap Growth                                                         167,967
Small Cap Equity                                                         108,979
Growth & Income                                                          347
Balanced                                                                  24,482
Global Fixed Income                                                        2,696

For the year ended December 31, 2001 for corporate contractholders, the following percentages of ordinary income distributions qualify for the corporate dividends received deduction:

PORTFOLIO                                                             PERCENTAGE
Large Cap Value                                                             100%
Mid Cap Equity                                                              100%
Growth & Income                                                         100%
Balanced                                                                     36%
Intermediate Fixed Income                                                     1%

J. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to contractholders are recorded on the ex-dividend date.
Realized gains and losses from investment transactions are determined on the identified cost basis. All discounts are accreted and premiums are amortized for finanical reporting purposes (see Change In Accounting Principle Note 2).

K. USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

2. CHANGE IN ACCOUNTING PRINCIPLE

As required, effective January 1, 2001, the Fund adopted the provisions of the
AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. The accounting principle affected the Balanced,
Intermediate Fixed Income and Global Fixed Income Portfolios. The cumulative effect of this accounting change had no impact on total net assets of the
Portfolios, but resulted in a $1,462, $954 and $11,280 reduction in cost of securities and a corresponding $1,462, $954 and $11,280 increase in net unrealized appreciation for the Balanced, Intermediate Fixed Income and Global
Fixed Income Portfolios, respectively, based on securities held on January 1,
2001.

The effect of this change for the period ended December 31, 2001 was to decrease net investment income by $123, $2,649 and $3,420, increase net unrealized appreciation by $3, $36 and $42, and increase net realized gain by $120, $2,613 and $3,378 for the Balanced, Intermediate Fixed Income and Global Fixed Income
Portfolios, respectively. The Statement of Changes in Net Assets and Financial
Highlights for prior periods have not been restated to reflect this change in presentation.

3. ADVISORY FEES
Advisory fees are paid to the Advisor based on an annual percentage of average daily net assets. Listed below are advisory fees as a percentage of average daily net assets.

Portfolio                                                        % of Net Assets
Large Cap Value                                                            0.80%
Large Cap Growth                                                           0.80%
Mid Cap Equity                                                             0.80%
Small Cap Equity                                                           0.95%
Growth & Income                                                        0.80%
Balanced                                                                   0.80%
Intermediate Fixed Income                                                  0.60%
Global Fixed Income                                                        0.75%
Money Market                                                               0.40%

4. INVESTMENT TRANSACTIONS

Investment transactions for the year ended December 31, 2001, (excluding maturities of short-term commercial notes and repurchase agreements) are as follows:

                                                      PROCEEDS
PORTFOLIO                  PURCHASES                 FROM SALES
Large Cap Value           $   992,761               $    668,282
Large Cap Growth            2,952,185                  2,680,123
Mid Cap Equity              5,638,756                  5,177,586
Small Cap Equity            6,025,369                  5,579,345
Growth & Income         4,508,459                  3,701,907
Balanced                    1,055,250                    760,799
Intermediate Fixed Income   9,179,754                  7,737,021
Global Fixed Income        11,355,581                 11,168,381

5. OPTIONS WRITTEN

The following options written were outstanding for the Global Fixed Income
Portfolio as of December 31, 2001:

PUT OPTIONS WRITTEN

                                          EXPIRATION             EXERCISE         NUMBER OF         MARKET
ISSUER/CURRENCY                              DATE                  PRICE          CONTRACTS          VALUE
Euro                                      Sep-02                    0.990            1,300        $        525
German Deutschemark                       Apr-02                  103.010            2,000               3,904
United States Treasury                    Mar-02                   93.812            1,250                 363
United States Treasury                    Mar-02                  100.000            1,900               1,752
United States Treasury                    Apr-02                   95.000            1,200               2,869
United States Treasury                    May-02                   93.437            1,250               2,539
United States Treasury                    Oct-02                  102.578              600               5,709
Total call options
  outstanding (premiums received, $11,526)                                                        $     17,661

CALL OPTIONS WRITTEN

                                          EXPIRATION             EXERCISE         NUMBER OF         MARKET
ISSUER/CURRENCY                              DATE                  PRICE          CONTRACTS          VALUE
Euro                                      Sep-02                    0.832            1,300         $     1,994
Japanese Yen                              Sep-02                  125.000              840               4,614
German Deutschemark                       Apr-02                  108.650            2,000                  11
United States Treasury                    Mar-02                   98.406            1,250                 240
United States Treasury                    Mar-02                  105.000            1,900                  29
United States Treasury                    Apr-02                  106.000            1,200                 394
United States Treasury                    May-02                  105.937            1,250               1,035
Total call options
  outstanding (premiums received, $7,115)                                                          $     8,317

Transactions in options written for the Global Fixed Income Portfolio for the year ended December 31, 2001, were as follows:

                                                             NUMBER OF                           PREMIUM
                                                             CONTRACTS                           AMOUNT
PUT OPTIONS WRITTEN
Balance at December 31, 2000                                     4,372                           $     4,809
Opened                                                          15,260                                17,269
Expired                                                        (5,582)                               (5,756)
Closed                                                         (4,550)                               (4,796)
Balance at December 31, 2001                                     9,500                           $    11,526

CALL OPTIONS WRITTEN
Balance at December 31, 2000                                     7,407                           $     6,797
Opened                                                          20,592                                19,014
Expired                                                        (9,648)                              (10,381)
Closed                                                         (8,611)                               (8,315)
Balance at December 31, 2001                                     9,740                           $     7,115

6. FORWARD FOREIGN CURRENCY CONTRACTS

Following is a summary of forward foreign currency contracts that were outstanding at December 31, 2001 for the Global Fixed Income Portfolio:

CONTRACTS TO SELL CURRENCY:

                                                                       AMOUNT                             NET
                                                     FOREIGN            TO BE         U.S. $           UNREALIZED
                                                    CURRENCY          RECEIVED         VALUE          APPRECIATION
                                 SETTLEMENT           TO BE              IN            AS OF           (DEPRECIA-
                                    DATE            DELIVERED          U.S. $        12/31/01             TION)
Argentine Peso                      4/17/02             55,556        $   50,183     $    33,168       $  17,015
Canadian Dollar                     3/20/02             80,000            50,736          50,226             510
Danish Krone                        3/20/02            930,000           110,165         111,077           (912)
Euro                                3/20/02          2,380,000         2,123,947       2,114,630           9,317
British Pound                       3/20/02            183,000           260,947         265,313         (4,366)
Japanese Yen                        3/20/02        147,460,000         1,170,265       1,124,361          45,904
New Zealand Dollar                  3/20/02             10,000             4,134           4,144            (10)
Poland Zlotty                       2/28/02            125,000            29,969          31,034         (1,065)
Swedish Krona                       3/20/02          2,610,000           244,932         248,733         (3,801)
Singapore Dollar                    3/20/02            145,000            79,296          78,569             727
                                                                     $ 4,124,574     $ 4,061,255       $  63,319

CONTRACTS TO BUY CURRENCY:
                                                                       AMOUNT                             NET
                                                     FOREIGN            TO BE         U.S. $           UNREALIZED
                                                    CURRENCY          RECEIVED         VALUE          APPRECIATION
                                 SETTLEMENT           TO BE              IN            AS OF           (DEPRECIA-
                                    DATE            DELIVERED          U.S. $        12/31/01             TION)
Argentine Peso                      4/17/02             55,556        $   50,871        $ 33,167      $ (17,704)
Canadian Dollar                     3/20/02             80,000            50,636          50,226           (410)
Euro                                 1/2/02                174               154             155               1
                                                                      $  101,661        $ 83,548      $ (18,113)

7. OPEN FUTURES CONTRACTS

Following is a summary of futures contracts that were outstanding at December
31, 2001 for the Intermediate Fixed Income and Global Fixed Income Portfolios:

                                                  NUMBER
                                                    OF       EXPIRA-                                       NET
                                                   CON-       TION        CONTRACT          MARKET     UNREALIZED
                                       POSITION   TRACTS      DATE         AMOUNT            VALUE        GAIN
INTERMEDIATE FIXED INCOME PORTFOLIO
United States
  10 Year Note Future                     Short     2       3/19/02        $ 213,906       $ 210,303      $3,603
United States
  30 Year Note Future                      Long     1       3/19/02          100,031         101,531       1,500
                                                                                                          $5,103

                                                  NUMBER
                                                    OF       EXPIRA-                                       NET
                                                   CON-       TION        CONTRACT          MARKET     UNREALIZED
                                      POSITION    TRACTS      DATE         AMOUNT            VALUE        GAIN
GLOBAL FIXED INCOME PORTFOLIO
United States
  10 Year Note Future                     Short     1       3/19/02        $ 106,141       $ 105,141      $1,000
United States
  10 Year Note Future                     Short     2       3/19/02          213,906         210,304       3,602
                                                                                                          $4,602

Financial Highlights

Condensed data for a share of capital stock outstanding throughout each period.
                                                                                  LARGE CAP VALUE
                                                                                                                   FOR THE PERIOD
                                                                                                                   FROM 11/13/97
                                                                      YEARS ENDED DECEMBER 31,                    (COMMENCEMENT)
                                                      2001            2000             1999            1998        TO 12/31/97

Net asset value, beginning of period            $        10.07  $           9.40  $        9.88    $       9.69   $        10.00

     Income from investment operations:
         Net investment income (loss)                     0.12              0.15           0.22            0.13             0.02
         Net gains (losses) on securities
              (both realized and unrealized)            (0.28)              0.67         (0.15)            0.35           (0.31)
Total income (loss) from investment operations          (0.16)              0.82           0.07            0.48           (0.29)

     Less distributions:
         Dividends from net investment income           (0.12)            (0.15)         (0.22)           (0.14)          (0.02)
         Distributions from realized
               capital gains                                --                --         (0.33)           (0.15)              --
         Tax return of capital                              --                --(c)          --               --              --
         In excess of realized capital gains                --                --             --               --              --
     Total distributions                                (0.12)            (0.15)         (0.55)           (0.29)          (0.02)

Net asset value, end of period                  $         9.79  $          10.07  $        9.40    $        9.88   $        9.69

Total return(a)                                        (1.59%)             8.79%           0.79%            5.03%        (2.86%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)        $        3,574  $          3,510  $         3,193  $        3,226  $       2,444
Ratio of expenses to average net assets(b)               0.90%             0.90%            0.90%           0.90%          0.90%
Ratio of net investment income (loss)
     to average net assets(b)                            1.21%             1.61%            2.00%           1.44%          2.21%
Ratio of expenses to average net assets before
     voluntary expense reimbursement(b)                  1.40%             1.45%            1.49%           1.55%          2.78%
Ratio of net investment income (loss) to
     average net assets
     before voluntary expense reimbursement(b)           0.71%             1.06%            1.41%           0.79%          0.33%
Portfolio turnover rate                                    19%               26%              23%             18%             --

(a)Total return not annualized for periods less than one full year

(b)Annualized for periods less than one full year

(c)Less than $.01 per share

See accompanying Notes to Financial Statements.

Financial Highlights

Condensed data for a share of capital stock outstanding throughout each period.
                                                                                    LARGE CAP GROWTH
                                                                                                                    FOR THE PERIOD
                                                                                                                    FROM 11/13/97
                                                                     YEARS ENDED DECEMBER 31,                       (COMMENCEMENT)
                                                    2001            2000               1999              1998         TO 12/31/97

Net asset value, beginning of period            $       14.94   $          18.03  $         13.31  $        10.71  $       10.00

     Income from investment operations:
         Net investment income (loss)                  (0.01)             (0.07)           (0.03)              --             --
         Net gains (losses) on securities
              (both realized and unrealized)           (3.66)             (2.15)             4.75            2.61           0.71
Total income (loss) from investment operations         (3.67)             (2.22)             4.72            2.61           0.71

     Less distributions:
         Dividends from net investment income              --                 --               --          (0.01)             --
         Distributions from realized
               capital gains                               --             (0.79)               --              --             --
         Tax return of capital                             --             (0.08)               --              --             --
         In excess of realized capital gains               --                 --               --              --             --
     Total distributions                                   --             (0.87)               --          (0.01)             --

Net asset value, end of period                  $       11.27   $          14.94  $         18.03  $        13.31  $       10.71

Total return(a)                                      (24.56%)           (12.03%)           35.46%          24.35%          7.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)        $       4,601   $          5,853  $         4,608  $        2,993  $       2,157
Ratio of expenses to average net assets(b)              0.90%              0.90%            0.90%           0.90%          0.90%
Ratio of net investment income (loss)
     to average net assets(b)                         (0.07%)            (0.44%)          (0.23%)           (0.02%)        0.33%
Ratio of expenses to average net assets before
     voluntary expense reimbursement(b)                 1.23%              1.15%            1.49%             1.66%        3.19%
Ratio of net investment income (loss) to
     average net assets
     before voluntary expense reimbursement(b)        (0.40%)            (0.69%)          (0.82%)           (0.78%)      (1.96%)
Portfolio turnover rate                                   54%                78%              72%               49%           --

(a)Total return not annualized for periods less than one full year

(b)Annualized for periods less than one full year

See accompanying Notes to Financial Statements.

Financial Highlights

Condensed data for a share of capital stock outstanding throughout each period.
                                                                                  MID CAP EQUITY
                                                                                                                    FOR THE PERIOD
                                                                                                                     FROM 11/13/97
                                                                     YEARS ENDED DECEMBER 31,                       (COMMENCEMENT)
                                                    2001            2000                1999             1998        TO 12/31/97

Net asset value, beginning of period            $       12.39   $          11.30  $         11.11  $       10.49   $       10.00

     Income from investment operations:
         Net investment income (loss)                    0.03               0.02             0.04           0.04            0.02
         Net gains (losses) on securities
              (both realized and unrealized)           (0.37)               2.91             0.21           0.69            0.49
Total income (loss) from investment operations         (0.34)               2.93             0.25           0.73            0.51

     Less distributions:
         Dividends from net investment income          (0.03)             (0.02)           (0.03)         (0.03)          (0.02)
         Distributions from realized
               capital gains                           (0.28)             (1.48)           (0.03)         (0.08)              --
         Tax return of capital                         (0.01)             (0.22)               --             --              --
         In excess of realized capital gains               --             (0.12)               --             --              --
     Total distributions                               (0.32)             (1.84)           (0.06)         (0.11)          (0.02)

Net asset value, end of period                  $       11.73   $          12.39  $         11.30  $       11.11   $       10.49

Total return(a)                                       (2.70%)             26.92%            2.26%          7.03%           5.07%

Ratios/Supplemental Data
Net assets, end of period (in thousands)        $       3,719   $          3,588  $         2,762  $       2,468   $       2,119
Ratio of expenses to average net assets(b)              0.90%              0.90%            0.90%          0.90%           0.90%
Ratio of net investment income (loss)
     to average net assets(b)                           0.25%              0.18%            0.38%          0.38%           1.34%
Ratio of expenses to average net assets before
     voluntary expense reimbursement(b)                 1.83%              1.91%            2.33%          2.38%           3.40%
Ratio of net investment income (loss) to
     average net assets
     before voluntary expense reimbursement(b)        (0.68%)            (0.83%)          (1.05%)        (1.10%)         (1.16%)
Portfolio turnover rate                                  151%               120%              97%           166%             13%

(a)Total return not annualized for periods less than one full year

(b)Annualized for periods less than one full year

See accompanying Notes to Financial Statements.

Financial Highlights

Condensed data for a share of capital stock outstanding throughout each period.
                                                                                  SMALL CAP EQUITY
                                                                                                                    FOR THE PERIOD
                                                                                                                     FROM 11/13/97
                                                                     YEARS ENDED DECEMBER 31,                       (COMMENCEMENT)
                                                    2001            2000                1999             1998        TO 12/31/97

Net asset value, beginning of period            $        9.45   $          13.20  $          8.14  $        9.72   $     10.00

     Income from investment operations:
         Net investment income (loss)                  (0.05)             (0.05)           (0.05)         (0.05)            --
         Net gains (losses) on securities
              (both realized and unrealized)           (0.87)             (0.65)             5.11         (1.53)        (0.28)
Total income (loss) from investment operations         (0.92)             (0.70)             5.06         (1.58)        (0.28)

     Less distributions:
         Dividends from net investment income              --                 --               --             --            --
         Distributions from realized capital gains         --             (3.05)               --             --            --
         Tax return of capital                             --                 --               --             --            --
         In excess of realized capital gains           (0.02)                 --               --             --            --
  Total distributions                                  (0.02)             (3.05)               --             --            --

Net asset value, end of period                  $        8.51   $           9.45  $         13.20  $        8.14   $      9.72

Total return(a)                                       (9.72%)            (2.69%)           62.16%       (16.22%)       (2.80%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)        $       3,937   $          4,085  $         3,192  $       1,786   $     1,960
Ratio of expenses to average net assets(b)              1.05%              1.05%            1.05%          1.05%         1.05%
Ratio of net investment income (loss)
     to average net assets(b)                         (0.61%)            (0.51%)          (0.61%)        (0.52%)         0.29%
Ratio of expenses to average net assets before
     voluntary expense reimbursement(b)                 1.50%              1.45%            2.53%          2.29%         3.49%
Ratio of net investment income (loss) to
     average net assets
     before voluntary expense reimbursement(b)        (1.06%)            (0.91%)          (2.09%)        (1.76%)       (2.15%)
Portfolio turnover rate                                  147%               140%             123%           132%            8%

(a)Total return not annualized for periods less than one full year

(b)Annualized for periods less than one full year

See accompanying Notes to Financial Statements.

Financial Highlights

Condensed data for a share of capital stock outstanding throughout each period.
                                                                                 GROWTH & INCOME
                                                                                                                     FOR THE PERIOD
                                                                                                                      FROM 11/13/97
                                                                     YEARS ENDED DECEMBER 31,                       (COMMENCEMENT)
                                                    2001            2000                1999             1998           TO 12/31/97

Net asset value, beginning of period            $       14.21   $          12.67  $         11.53  $       10.41   $     10.00
     Income from investment operations:
         Net investment income (loss)                    0.09               0.14             0.11           0.13          0.02
         Net gains (losses) on securities
              (both realized and unrealized)           (1.04)               1.84             1.80           1.12          0.40
Total income (loss) from investment operations         (0.95)               1.98             1.91           1.25          0.42

     Less distributions:
         Dividends from net investment income          (0.07)             (0.14)           (0.11)         (0.13)        (0.01)
         Distributions from realized
               capital gains                           (0.59)             (0.02)           (0.66)             --            --
         Tax return of capital                         (0.03)             (0.17)               --             --            --
         In excess of realized capital gains           (0.07)             (0.11)               --             --            --
     Total distributions                               (0.76)             (0.44)           (0.77)         (0.13)        (0.01)

Net asset value, end of period                  $       12.50   $          14.21  $         12.67  $       11.53   $     10.41

Total return(a)                                       (6.58%)             15.79%           16.65%         12.03%         4.25%

Ratios/Supplemental Data
Net assets, end of period (in thousands)        $       6,082   $          5,623  $         3,634  $       2,765   $     2,101
Ratio of expenses to average net assets(b)              0.90%              0.90%            0.90%          0.90%         0.90%
Ratio of net investment income (loss)
     to average net assets(b)                           0.74%              1.21%            0.92%          1.23%         1.50%
Ratio of expenses to average net assets before
     voluntary expense reimbursement(b)                 1.18%              1.28%            1.67%          1.75%         3.19%
Ratio of net investment income (loss) to
     average net assets
     before voluntary expense reimbursement(b)          0.46%              0.83%            0.15%          0.38%       (0.79%)
Portfolio turnover rate                                   66%                43%              66%            76%            --

(a)Total return not annualized for periods less than one full year

(b)Annualized for periods less than one full year

See accompanying Notes to Financial Statements.

Financial Highlights

Condensed data for a share of capital stock outstanding throughout each period.
                                                                                       BALANCED
                                                                                                                    FOR THE PERIOD
                                                                                                                     FROM 11/13/97
                                                                     YEARS ENDED DECEMBER 31,                       (COMMENCEMENT)
                                                    2001(c)         2000                1999             1998         TO 12/31/97

Net asset value, beginning of period            $        9.31   $           9.08  $          8.88  $        9.96   $     10.00
     Income from investment operations:
         Net investment income (loss)                    0.29               0.33             0.45           0.47          0.06
         Net gains (losses) on securities
              (both realized and unrealized)             0.04               0.41             0.28         (1.08)        (0.04)
Total income (loss) from investment operations           0.33               0.74             0.73         (0.61)          0.02

     Less distributions:
         Dividends from net investment income          (0.29)             (0.33)           (0.45)         (0.47)        (0.06)
         Distributions from realized
               capital gains                               --             (0.13)           (0.08)             --            --
         Tax return of capital                             --             (0.05)               --             --            --
         In excess of realized capital gains               --                 --               --             --            --
     Total distributions                               (0.29)             (0.51)           (0.53)         (0.47)        (0.06)

Net asset value, end of period                  $        9.35   $           9.31  $          9.08  $        8.88   $      9.96

Total return(a)                                         3.54%              8.42%            8.21%        (6.03%)         0.18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)        $       3,697   $          3,313  $         2,971  $       2,644   $     2,518
Ratio of expenses to average net assets(b)              0.90%              0.90%            0.90%          0.90%         0.90%
Ratio of net investment income (loss)
     to average net assets(b)                           3.16%              3.39%            4.88%          5.00%         4.78%
Ratio of expenses to average net assets before
     voluntary expense reimbursement(b)                 1.53%              1.51%            1.72%          1.59%         2.78%
Ratio of net investment income (loss) to
     average net assets
     before voluntary expense reimbursement(b)          2.53%              2.78%            4.06%          4.31%         2.90%
Portfolio turnover rate                                   22%                59%              43%            73%            --

(a)Total return not annualized for periods less than one full year

(b)Annualized for periods less than one full year

(c)As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and
began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than 1/2 of a cent, increase net realized and unrealized gains and losses per share by less than 1/2 of a cent, and decrease the ratio of net investment income to average net assets from 3.17% to 3.16% and decrease the ratio of net investment income to average net assets before voluntary expense reimbursement from 2.54% to 2.53%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See accompanying Notes to Financial Statements.

Financial Highlights

Condensed data for a share of capital stock outstanding throughout each period.
                                                                                 INTERMEDIATE FIXED INCOME
                                                                                                                    FOR THE PERIOD
                                                                                                                     FROM 11/13/97
                                                                     YEARS ENDED DECEMBER 31,                       (COMMENCEMENT)
                                                    2001(c)         2000                1999             1998         TO 12/31/97

Net asset value, beginning of period            $        9.74   $           9.28  $          9.95  $       10.06   $      10.00

     Income from investment operations:
         Net investment income                           0.45               0.54             0.60           0.57           0.07
         Net gains (losses) on securities
              (both realized and unrealized)             0.25               0.46           (0.62)         (0.05)           0.06
Total income (loss) from investment operations           0.70               1.00           (0.02)           0.52           0.13

     Less distributions:
         Dividends from net investment income          (0.44)             (0.54)           (0.60)         (0.56)         (0.07)
         Distributions from realized capital gains         --                 --           (0.05)         (0.07)             --
         Tax return of capital                             --                 --               --             --             --
         In excess of realized capital gains               --                 --               --             --             --
     Total distributions                               (0.44)             (0.54)           (0.65)         (0.63)         (0.07)

Net asset value, end of period                  $       10.00   $           9.74  $          9.28  $        9.95   $      10.06

Total return(a)                                         7.21%             10.77%          (0.19%)          5.16%          1.27%

Ratios/Supplemental Data
Net assets, end of period (in thousands)        $       4,864   $          3,202  $         2,540  $       2,415   $      2,038
Ratio of expenses to average net assets(b)              0.80%              0.80%            0.80%          0.80%          0.80%
Ratio of net investment income (loss)
     to average net assets(b)                           5.54%              6.34%            6.01%          5.75%          5.40%
Ratio of expenses to average net assets before
     voluntary expense reimbursement(b)                 2.02%              2.15%            2.25%          1.97%          3.09%
Ratio of net investment income (loss) to
     average net assets
     before voluntary expense reimbursement(b)          4.32%              4.99%            4.56%          4.58%          3.11%
Portfolio turnover rate                                  220%               147%             147%           132%            39%

(a)Total return not annualized for periods less than one full year

(b)Annualized for periods less than one full year

(c)As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and
began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than 1/2 of a cent, increase net realized and unrealized gains and losses per share by less than 1/2 of a cent, decrease the ratio of net investment income to average net assets from 5.58% to 5.54% and decrease the ratio of net investment income to average net assets before voluntary expense reimbursement from 4.35% to 4.32%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See accompanying Notes to Financial Statements.

Financial Highlights

Condensed data for a share of capital stock outstanding throughout each period.
                                                                                GLOBAL FIXED INCOME
                                                                                                                    FOR THE PERIOD
                                                                                                                     FROM 11/13/97
                                                                     YEARS ENDED DECEMBER 31,                       (COMMENCEMENT)
                                                    2001(d)         2000                1999             1998         TO 12/31/97

Net asset value, beginning of period            $       8.98    $           9.21  $          9.92  $       10.09   $      10.00

     Income from investment operations:
         Net investment income (loss)                   0.35                0.53             0.51           0.84           0.09
         Net gains (losses) on securities
              (both realized and unrealized)            0.05                0.34           (0.54)         (0.11)           0.08
Total income (loss) from investment operations          0.40                0.87           (0.03)           0.73           0.17

     Less distributions:
         Dividends from net investment income         (0.30)              (0.46)           (0.68)         (0.54)         (0.08)
         Distributions from realized
               capital gains                              --                  --               --         (0.06)             --
         Tax return of capital                            --              (0.62)               --         (0.30)             --
         In excess of realized capital gains              --              (0.02)               --             --             --
     Total distributions                              (0.30)              (1.10)           (0.68)         (0.90)         (0.08)

Net asset value, end of period                  $       9.08    $           8.98  $          9.21  $        9.92   $      10.09

Total return(a)                                        4.42%               9.46%          (0.27%)          7.23%          1.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)        $      6,549    $          6,083  $         5,516  $       5,483   $      5,099
Ratio of expenses to average net assets(b)             1.00%               1.00%            1.00%          1.00%          1.00%
Ratio of net investment income (loss)
     to average net assets(b)                          3.92%               4.65%            5.17%          5.40%          5.29%
Ratio of expenses to average net assets before
     voluntary expense reimbursement(b)                1.78%               1.83%            1.67%          1.47%          2.28%
Ratio of net investment income (loss) to
     average net assets
     before voluntary expense reimbursement(b)         3.14%               3.82%            4.50%          4.93%          4.01%
Portfolio turnover rate                                 187%                234%             167%           185%            25%

(a)Total return not annualized for periods less than one full year

(b)Annualized for periods less than one full year

(d)As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and
began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than 1/2 of a cent, increase net realized and unrealized gains and losses per share by less than 1/2 of a cent, decrease the ratio of net investment income to average net assets from 3.93% to 3.92% and decrease the ratio of net investment income to average net assets before voluntary expense reimbursement by less than 1/2 of a percent. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See accompanying Notes to Financial Statements.

Financial Highlights

Condensed data for a share of capital stock outstanding throughout each period.

                                                                                      MONEY MARKET
                                                                                                                   FOR THE PERIOD
                                                                                                                    FROM 11/13/97
                                                                     YEARS ENDED DECEMBER 31,                      (COMMENCEMENT)
                                                    2001            2000                1999             1998       TO 12/31/97

Net asset value, beginning of period            $       1.00    $           1.00  $         1.00   $        1.00   $     1.00

     Income from investment operations:
         Net investment income (loss)                   0.04                0.06            0.05            0.05          0.01
         Net gains (losses) on securities
              (both realized and unrealized)              --                  --              --              --            --
Total income (loss) from investment operations          0.04                0.06            0.05            0.05          0.01

     Less distributions:
         Dividends from net investment income         (0.04)              (0.06)          (0.05)          (0.05)        (0.01)
         Distributions from realized
               capital gains                              --                  --              --              --            --
         Tax return of capital                            --                  --              --              --            --
         In excess of realized capital gains              --                  --              --              --            --
     Total distributions                              (0.04)              (0.06)          (0.05)          (0.05)        (0.01)

Net asset value, end of period                  $       1.00    $           1.00  $         1.00   $       1.00      $    1.00

Total return(a)                                        3.77%               5.84%           4.60%          5.05%          0.71%

Ratios/Supplemental Data
Net assets, end of period (in thousands)        $      2,455    $          2,000  $        1,601   $      1,270      $   1,019
Ratio of expenses to average net assets(b)             0.50%               0.50%           0.50%          0.50%          0.50%
Ratio of net investment income (loss)
     to average net assets(b)                          3.60%               5.70%           4.52%          4.93%          5.26%
Ratio of expenses to average net assets before
     voluntary expense reimbursement(b)                1.50%               1.62%           2.72%          2.89%          4.90%
Ratio of net investment income (loss) to
     average net assets
     before voluntary expense reimbursement(b)         2.60%               4.58%           2.30%          2.54%          0.86%
Portfolio turnover rate                                   --                  --              --             --             --

(a)Total return not annualized for periods less than one full year

(b)Annualized for periods less than one full year

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Contractholders
Investors Mark Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Investors Mark Series Fund, Inc. (the Fund)
(comprised of the Large Cap Value, Large Cap Growth, Mid Cap Equity, Small Cap
Equity, Growth & Income, Balanced, Intermediate Fixed Income, Global Fixed
Income and Money Market Portfolios) as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Fund at December 31, 2001, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States.

/n/Ernst & Young LLP

Kansas City, Missouri

February 1, 2002

This report has been prepared for the information of the Contractholders of
Investors Mark Series Fund, Inc. and is not to be construed as an offering of the shares of the Fund. Shares of the Fund are offered only by the Prospectus, a copy of which may be obtained from Business Men's Assurance Company of America.

Notice to Contractholders

Directors and Officers of the Fund

The management and affairs of the Fund are supervised by the Directors under the laws of the State of Maryland. The Directors and executive officers of the Fund and their principal occupations for the last five years are set forth below.
Each may have held other positions with the named companies during that period.

NAME, AGE AND ADDRESS
(a)Stephen S. Soden (56)
BMA Tower
700 Karnes Boulevard
Kansas City, Missouri 64108

POSITION(S) HELD WITH FUND
President, Principal Executive Officer and Director

TERM OF OFFICE AND LENGTH OF TIME SERVED One year term and two years of service

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
President, Investors Mark Advisers (management company); President,
Chief Executive Officer and Director, Jones & Babson, Inc.
(management company); Senior Vice President of Business Men's Assurance
Company of America (insurance company); President and Chief Executive
Officer of BMA Financial Services, Inc. (insurance company)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR
Nine

OTHER DIRECTORSHIPS HELD BY DIRECTOR
Jones & Babson, Inc., David L. Babson Growth Fund, Inc., D.L. Babson
Money Market Fund, Inc., D.L. Babson Tax-Free Income Fund, Inc., Babson
Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value
Fund, Inc., Shadow Stock Fund, Inc., Babson-Stewart Ivory International
Fund, Inc., Buffalo Balanced Fund, Inc., Buffalo Equity Fund, Inc.,
Buffalo High Yield Fund, Inc., Buffalo USA Global Fund, Inc., Buffalo
Small Cap Fund, Inc., Buffalo Science & Technology Fund, and Buffalo
Mid Cap Fund; Trustee, D.L. Babson Bond Trust (two portfolios) and
J&B Funds (three portfolios)

NAME, AGE AND ADDRESS
(a)Norse N. Blazzard (64)
4401 W. Tradewinds Avenue
Suite 207
Lauderdale by the Sea, Florida 33308

POSITION(S) HELD WITH FUND
Director

TERM OF OFFICE AND LENGTH OF TIME SERVED One year term and four years of service

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Counsel to the Fund; Partner, Paradigm Partners International LLC (insurance and financial consulting firm which provides consulting services to Business Men's
Assurance Company of America)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR
Nine

OTHER DIRECTORSHIPS HELD BY DIRECTOR
None

NAME, AGE AND ADDRESS
Francis C. Rood (67)
73-395 Agave Lane
Palm Desert, California 92260-6653

POSITION(S) HELD WITH FUND
Director

TERM OF OFFICE AND LENGTH OF TIME SERVED One year term and four years of service

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Group Vice President-Administration, Hallmark Cards, Inc. (selling of greeting cards and other gift items)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR
Nine

OTHER DIRECTORSHIPS HELD BY DIRECTOR
David L. Babson Growth Fund, Inc., D.L. Babson Money Market Fund, Inc.,
D.L. Babson Tax-Free Income Fund, Inc., Babson Enterprise Fund, Inc.,
Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., Shadow Stock
Fund, Inc., Babson-Stewart Ivory International Fund, Inc.; Trustee, D.L.
Babson Bond Trust (two portfolios)

NAME, AGE AND ADDRESS
(b)William H. Russell (78)
645 West 67th Street
Kansas City, Missouri 64113

POSITION(S) HELD WITH FUND
Director

TERM OF OFFICE AND LENGTH OF TIME SERVED One year term and four years of service

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Financial consultant

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR
Nine

OTHER DIRECTORSHIPS HELD BY DIRECTOR
David L. Babson Growth Fund, Inc., D.L. Babson Money Market Fund, Inc.,
D.L. Babson Tax-Free Income Fund, Inc., Babson Enterprise Fund, Inc.,
Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., Shadow Stock
Fund, Inc., Babson-Stewart Ivory International Fund, Inc.; Trustee, D.L.
Babson Bond Trust (two portfolios)

NAME, AGE AND ADDRESS
H. David Rybolt (59)
P.O. Box 2468
Shawnee Mission, Kansas 66202

POSITION(S) HELD WITH FUND
Director

TERM OF OFFICE AND LENGTH OF TIME SERVED One year term and four years of service

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Consultant, HDR Associates (management consulting)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR
Nine

OTHER DIRECTORSHIPS HELD BY DIRECTOR
David L. Babson Growth Fund, Inc., D.L. Babson Money Market Fund, Inc.,
D.L. Babson Tax-Free Income Fund, Inc., Babson Enterprise Fund, Inc.,
Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., Shadow Stock
Fund, Inc., Babson-Stewart Ivory International Fund, Inc.; Trustee, D.L.
Babson Bond Trust (two portfolios)

NAME, AGE AND ADDRESS
(a) (b)Robert N. Sawyer (56)
BMA Tower
700 Karnes Boulevard
Kansas City, Missouri 64108

POSITION(S) HELD WITH FUND
Director

TERM OF OFFICE AND LENGTH OF TIME SERVED One year term and four years of service

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Senior Vice President and Chief Investment Officer of Business Men's
Assurance Company of America (insurance company)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR
Nine

OTHER DIRECTORSHIPS HELD BY DIRECTOR
Jones & Babson, Inc. and Trustee, J&B Funds (three portfolios)

NAME, AGE AND ADDRESS
James Seward (49)
4915 West 79th Street
Prairie Village, Kansas 66208

POSITION(S) HELD WITH FUND
Director

TERM OF OFFICE AND LENGTH OF TIME SERVED One year term and four years of service

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
President and Chief Executive Officer, LabOne, Inc. (laboratory testing)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR
Nine

OTHER DIRECTORSHIPS HELD BY DIRECTOR
SLH Corporation, LabOne, Inc., Response Oncology, Concordia Career
Colleges and Seafield Capital Corporation and Trustee, J&B Funds
(three portfolios)

NAME, AGE AND ADDRESS
P. Bradley Adams (41)
BMA Tower
700 Karnes Boulevard
Kansas City, Missouri 64108

POSITION(S) HELD WITH FUND
Principal Financial Officer and Principal Accounting Officer

TERM OF OFFICE AND LENGTH OF TIME SERVED One year term and four years of service

NAME, AGE AND ADDRESS
Martin A. Cramer (52)
BMA Tower
700 Karnes Boulevard
Kansas City, Missouri 64108

POSITION(S) HELD WITH FUND
Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED One year term and four years of service

NAME, AGE AND ADDRESS
Edward S. Ritter (47)
BMA Tower
700 Karnes Boulevard
Kansas City, Missouri 64108

POSITION(S) HELD WITH FUND
Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED One year term and four years of service

(a)Each of these Directors may be deemed to be an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940.
Messrs. Sawyer and Soden are interested directors due to their employment by Business Men's Assurance Company of America (BMA) and
Jones & Babson, Inc., respectively. Jones & Babson, Inc. is the
Fund's underwriter, BMA is the 100% owner of Jones & Babson, Inc.

(b)Robert N. Sawyer and William H. Russell have a family relationship through marriage. William H. Russell is the father-in-law to Robert N.
Sawyer.

The Statement of Additional Information ("SAI") includes additional information about the Fund Directors and is available upon request without charge by calling
1-888-262-8131, or writing BMA Service Center, 9735 Landmark Parkway Drive, St.
Louis, Missouri 63127-1690.